UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-7460

Exact name of registrant as specified in charter:
Delaware Investments Dividend and Income Fund, Inc.

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant's telephone number, including area code:  (800) 523-1918

Date of fiscal year end: November 30

Date of reporting period: November 30, 2006

Item 1.  Reports to Stockholders



Annual Report                                  Delaware
                                               Investments
                                               Dividend and
                                               Income Fund, Inc.
                                               November 30, 2006





















[DELAWARE INVESTMENTS LOGO]                    Closed-end

Table of contents


     > Portfolio management review ............................................1

     > Performance summary. ...................................................6

     > Sector allocation and top 10 holdings ..................................8

     > Statement of net assets ...............................................10

     > Statement of operations ...............................................18

     > Statements of changes in net assets ...................................19

     > Statement of cash flows ...............................................20

     > Financial highlights ..................................................21

     > Notes to financial statements .........................................22

     > Report of independent registered public accounting firm ...............26

     > Other Fund information ................................................27

     > Board of directors/trustees and officers addendum .....................29

     > About the organization ................................................31













    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2007 Delaware Distributors, L.P.

Portfolio management review


Delaware Investments Dividend and Income Fund, Inc.

November 30, 2006


The managers of Delaware Investments Dividend and Income Fund, Inc. provided the answers to the questions below as a review of the Fund's activities for the fiscal year ended November 30, 2006. Please see pages 3 and 4 to learn more about the Fund managers.

Q: Can you please discuss the investment environment during the year ended November 30, 2006?

A: On the whole, the U.S. stock market performed well and turned in higher returns than we anticipated at the outset of the year.

Investors largely saw two different sets of conditions during the year. Roughly through June 2006, U.S. stocks faced headwinds. Energy costs continued to rise, which put downward pressure on corporate earnings and consumer spending. Interest rates rose as well. Stronger-than-expected inflation reports in the spring made it more likely that the Federal Reserve Board (Fed) would continue to raise short-term rates. The threat of a weakening economy coupled with uncertainty about the inflation picture was a negative influence on equity prices, and market performance was particularly weak in May and June 2006.

By July, conditions had improved noticeably. Corporate earnings, though slowing, remained relatively solid, as did consumer spending in the face of a weakening housing market. In addition, oil prices began declining sharply from their historic highs and the Fed finally decided not to raise interest rates in August and beyond, boosting performance in both the stock and bond markets through the end of the year.

Q: How did the Fund perform during the year ended November 30, 2006?

A: Delaware Investments Dividend and Income Fund, Inc. returned +22.41% at net asset value and +16.96% at market price (both figures reflect all distributions reinvested). For complete annualized performance for Delaware Investments Dividend and Income Fund, Inc., please see the table on page 6. By comparison, the Fund's benchmark - the Standard and Poor's 500 Index - returned +14.23%, and the Fund's peer group, as measured by the Lipper Closed-end Income and Preferred Stock Funds Average, gained 14.60% (source: Lipper).

Delaware Investments Dividend and Income Fund, Inc. is invested primarily in four types of assets: large-cap value equities, real estate investment trusts (REITs), high-yield bonds, and convertible securities, the last of which have some features of both equity and fixed income securities. Each security type in the Fund produces a measure of income for investors, and each may perform differently from the others in different types of market environments.

During the year, dividend-oriented equity investors generally fared well, and as the year progressed investors appeared to become increasingly risk averse. Also of note, REITs strongly outperformed the broad U.S. stock market during the year. For instance, the NAREIT Equity REIT Index, which tracks the performance of U.S. REITs, gained 36.93%.

Q: What factors influenced performance in the Fund?

A: Expecting a slowdown in the economy and a reduced rate of corporate earnings growth, we believed it was prudent to position the equity portion of the investment portfolio even more defensively than might be typical. As a result, we held overweightings compared to the index in less economically sensitive sectors, such as healthcare and consumer staples. The Fund was also underweight in more economically sensitive areas, such as consumer discretionary.

We regularly look to invest in undervalued companies with good businesses that we believe are priced well below their intrinsic value. During the most recent period, we focused on companies that we believed to have particularly sound balance sheets, strong dividend yields, and the potential to continue generating relatively stable earnings, even in a weaker economy.

This approach led us to hold relatively small positions in the energy and industrial sectors, both of which tend to be relatively sensitive to economic changes. As the fiscal

The views expressed are current as of the date of this report and are subject to change.


                                                               (continues)     1

Portfolio management review


year progressed, however, we found an increasing number of opportunities among stocks in the technology industry that we believed to be attractively valued, adding a new position in Intel. More technology stocks were passing our strict screening process, as a number of companies established shareholder-friendly policies in the midst of successful turnarounds.

After several years of robust REIT performance, we continued to exercise caution in this portion of the Fund, emphasizing companies with strong or improving fundamentals and attractive valuations. We concentrated on several key areas of the REIT market, beginning with economically sensitive holdings such as industrial REITs. These cyclical companies generally benefit from steady gross domestic product growth during the year.

We also were more heavily weighted than the NAREIT Equity REIT Index in REITs with exposure to office property markets. We felt higher construction costs would limit development in this category. In urban markets, certain office stocks benefited during the year as increased demand drove rental rates higher. Rising real estate prices in recent years forced many would-be homebuyers to rent, creating what we believed were attractive prospects for apartment REITs. We generally tried to capitalize on these and other trends.

REIT valuations have been propelled to all-time highs. Although we remained optimistic at fiscal year end about the general long-term prospects for REITs, we also remained skeptical about whether valuations can be sustained. By fiscal year end, we had begun planning to focus on new opportunities only very selectively, especially in the apartment and office sectors.

The Fund's various fixed income investments continued to provide another source of income for shareholders as well as a measure of diversification for the Fund. While stocks generally outperformed bonds for the year, total return performance from high yield bonds was competitive. High yield bonds are noninvestment grade securities issued by organizations with noninvestment grade credit ratings; as such, they offer investors higher yields but an increased risk of default by the issuer.

Especially during the late-year rally, lower-rated bonds outperformed other types of fixed income investments, as a general search for yield could be detected in the marketplace. As always, our approach to high yield investing remained based on the selection of individual securities, analyzing the credits available to us in the marketplace one bond issue at a time. Although the economic climate and other big-picture factors were influential in the market this year, we believe that company-specific characteristics generally played a larger role in performance. We avoided making significant sector bets, preferring to focus our research efforts on uncovering securities that we thought offered value and yield advantages.

Q: Could you provide an example of a high yield bond that influenced performance?

A: Charter Communications is a major company in the telecommunications industry that provides broadband services to its customers. The company's bonds traded lower early in the fiscal year on concerns about its subscriber base that stemmed from Adelphia's bankruptcy proceedings. Later, the company posted stabilized earnings and the bonds bounced back. Charter Communications remained in the Fund at year end and represented one of the larger fixed income positions.

Q: Could you please name specific equity securities that influenced performance?

A: Among large-cap value stocks, several consumer discretionary stocks were noteworthy for generating strong gains during the fiscal year. Toy manufacturer Mattel benefited from the success of key brands and better supply chain management, as well as from lower energy prices, which served to reduce production costs for the company. Limited Brands performed well, in part on a turnaround in its apparel businesses, as well as from its personal care segment, Bath and Body Works. In healthcare, the Fund gained from its holdings in Merck. The pharmaceutical company's stock recovered off a low, as investors' concerns about legal liability surrounding its Vioxx pain medication abated.

Our holdings in the financial category were often among our weakest equity performers. For example, one stock that trailed the performance of the broad equity market was bank company Huntington Bancshares. As with other banks, Huntington Bancshares encountered difficulty as the company's earnings suffered from less profitable lending activities, caused by a challenging interest rate environment. Insurance company Hartford Financial Services also underperformed relative to the overall stock market, hindered by increased competition and a slowdown in the growth of auto insurance premiums, among other factors.

Fund managers

D. Tysen Nutt Jr.
Senior Vice President, Senior Portfolio Manager,
Team Leader - Large-Cap Value Focus Equity

Mr. Nutt joined Delaware Investments in 2004 as senior vice president and senior portfolio manager for the firm's Large-Cap Value Focus strategy. Before joining the firm, Mr. Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers (MLIM), where he managed mutual funds and separate accounts for institutions and private clients. Mr. Nutt departed MLIM as a managing director. Prior to joining MLIM in 1994, Mr. Nutt was with Van Deventer & Hoch (V&H) where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Mr. Nutt earned his bachelor's degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Timothy L. Rabe, CFA
Senior Vice President, Head of High Yield Investments,
Senior Portfolio Manager

Mr. Rabe joined Delaware Investments in 2000. He is head of the High Yield team, responsible for investing strategy for all high yield fixed income funds and strategies at the firm. Prior to joining Delaware Investments, Mr. Rabe was a high yield portfolio manager for Conseco Capital Management for five years. Prior to that, he worked as a tax analyst for the Northern Trust Company. Mr. Rabe received a bachelor's degree in finance from the University of Illinois.

Babak (Bob) Zenouzi
Senior Vice President, Senior Portfolio Manager

Mr. Zenouzi rejoined Delaware Investments in May 2006. He left the firm in 1999 after seven years as an analyst and portfolio manager. Currently, he leads the firm's REIT group, including the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also serves as lead portfolio manager for the firm's Dividend and Income products, which he helped create in the 1990s. Most recently, Mr. Zenouzi worked at Chartwell Investment Partners from 1999 to 2006, where he was a partner and senior portfolio manager on Chartwell's Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Mr. Zenouzi earned a master's degree in finance from Boston College and a bachelor's degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts.

Damon J. Andres, CFA
Vice President, Senior Portfolio Manager

Mr. Andres, who joined Delaware Investments in 1994, currently serves as a portfolio manager for REIT investments and convertibles. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Mr. Andres earned a bachelor's degree in business administration with an emphasis in finance and accounting from the University of Richmond.

Todd A. Bassion, CFA
Vice President, Portfolio Manager, Senior Equity Analyst

Mr. Bassion joined Delaware Investments in June 2005 as a senior analyst on the firm's International Value Equity team. He takes a lead role in generating and researching new companies for the portfolios as well as providing input on ongoing portfolio management. Mr. Bassion previously worked at Arborway Capital, where he was a key part of the team that started at ValueQuest/TA and moved to Thomas Weisel Asset Management with its acquisition of ValueQuest/TA in 2002. Mr. Bassion, who joined ValueQuest/TA in 2000, served as a research associate there. Mr. Bassion earned a bachelor's degree in economics from Colorado College.


                                                               (continues)     3

Portfolio management review

Jordan L. Irving
Vice President, Senior Portfolio Manager

Mr. Irving joined Delaware Investments in 2004 as a vice president, senior portfolio manager for the firm's Large-Cap Value Focus strategy. Previously, he worked for the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers for six years, where he managed mutual funds and separate accounts for institutions and private clients. Mr. Irving graduated from Yale University with a bachelor's degree in American studies and earned a special diploma in social studies at Oxford University. He competed for the United States National Rowing Team, winning a gold medal at the 1997 World Rowing Championships in Aiguebelette, France.

Anthony A. Lombardi, CFA
Vice President, Senior Portfolio Manager

Mr. Lombardi joined Delaware Investments in 2004 as a vice president and senior portfolio manager for the firm's Large-Cap Value Focus strategy. Previously, Mr. Lombardi worked at Merrill Lynch Investment Managers from 1998 to 2004, where he rose to the position of director and portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. Prior to that he worked at Dean Witter Reynolds for seven years as a sell-side equity research analyst, and he began his career as an investment analyst with Crossland Savings in 1989. Mr. Lombardi graduated from Hofstra University, receiving a bachelor's degree in finance and an MBA with a concentration in finance. He is a member of the New York Society of Security Analysts and the CFA Institute.

Robert A. Vogel Jr., CFA
Vice President, Senior Portfolio Manager

Mr. Vogel joined Delaware Investments in 2004 as a vice president, senior portfolio manager for the firm's Large-Cap Value Focus strategy. He previously worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Mr. Vogel graduated from Loyola College in Maryland, earning both bachelor's and master's degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania, and he is a member of the New York Society of Security Analysts and the CFA Society of Philadelphia.

Nikhil G. Lalvani, CFA
Vice President, Portfolio Manager

Mr. Lalvani is a portfolio manager with the firm's Large-Cap Value Focus team. At Delaware Investments, Mr. Lalvani has served as both a fundamental and quantitative analyst. Prior to joining the firm in 1997, he was a research associate with Bloomberg. Mr. Lalvani holds a bachelor's degree in finance from Penn State University and is a member of the CFA Society of Philadelphia.

Nashira S. Wynn
Vice President, Portfolio Manager

Ms. Wynn is a portfolio manager with the firm's Large-Cap Value Focus team. Prior to joining Delaware Investments in 2004, she was an equity research analyst for Merrill Lynch Investment Managers. Ms. Wynn earned a bachelor's degree in finance, with a minor in economics, from The College of New Jersey, and she attended Oxford University as a presidential scholar. Ms. Wynn is also a CFA Level I candidate.

Performance summary


Delaware Investments Dividend and Income Fund, Inc.


The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. A rise/fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds can lose their value as interest rates rise and an investor can lose principal. Please obtain the performance data for the most recent month end by calling 800 523-1918.

Instances of high double-digit returns are unusual, cannot be sustained, and were achieved primarily during favorable market conditions.

Fund performance

Average annual total returns
Through November 30, 2006           1 year     5 years     10 years     Lifetime
________________________________________________________________________________

At Market Price                    +16.96%      +8.94%       +8.45%       +9.61%
At Net Asset Value                 +22.41%     +14.02%       +9.86%      +10.57%
________________________________________________________________________________

High yielding noninvestment grade bonds involve higher risk than investment grade bonds. Adverse conditions may affect the issuer's ability to pay interest and principal on these securities.

Funds that invest in REITs are subject to many of the risks associated with direct real estate ownership and, as such, may be adversely affected by declines in real-estate values and general and local economic conditions.

Diversification does not assure a profit or protect against loss in a declining market.

Returns reflect reinvestment of all distributions. Dividends and distributions, if any, are assumed, for the purpose of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment policy. Shares of the Fund were initially offered with a sales charge of 6%. Performance since inception does not include the sales charge or any brokerage commissions for purchases made since inception. Past performance is not a guarantee of future results.

The performance table and graphs on the following page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or sale of Fund shares.


Fund basics

As of November 30, 2006
________________________________________________________________________________

Fund objective
________________________________________________________________________________

The Fund seeks to achieve high current income. Capital appreciation is a secondary objective.

________________________________________________________________________________

Total Fund net assets
________________________________________________________________________________

$156 million

________________________________________________________________________________

Number of holdings
________________________________________________________________________________

303

________________________________________________________________________________

Fund start date
________________________________________________________________________________

March 26, 1993

________________________________________________________________________________

NYSE symbol
________________________________________________________________________________

DDF

Market Price vs. Net Asset Value

November 30, 2005 through November 30, 2006


[MARKET PRICE VS. NET ASSET VALUE LINE GRAPH]

Past performance is not a guarantee of future results.


Performance of a $10,000 Investment

November 30, 1996 through November 30, 2006


[PERFORMANCE OF A $10,000 INVESTMENT LINE GRAPH]

Chart assumes $10,000 invested in the Fund on November 30, 1996, and reflects the reinvestment of all distributions at market value. The chart assumes $10,000 invested in the Lipper Closed-End Income and Preferred Stock Funds Average at Market Price and at Net Asset Value. Performance of the Fund and the Lipper class at market value is based on market performance during the period. Performance of the Fund and the Lipper class at net asset value is based on the fluctuations in net asset value during the period. Delaware Investments Dividend and Income Fund, Inc. was initially offered with a sales charge of 6%. Performance does not include fees, the initial sales charge, or any brokerage commissions for purchases. Investments in the Fund are not available at net asset value.

The Lipper Closed-End Income and Preferred Stock Funds Average represents the average return of closed-end income and preferred stock mutual funds tracked by Lipper (source: Lipper). You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Sector allocation and top 10 holdings


Delaware Investments Dividend and Income Fund, Inc.

As of November 30, 2006


Sector designations may be different than the sector designations presented in other Fund materials.


                                                                    Percentage
Sector                                                             of Net Assets
________________________________________________________________________________

Common Stock                                                          76.26%

Consumer Discretionary                                                 5.37%
Consumer Staples                                                       5.25%
Diversified REITs                                                      3.38%
Energy                                                                 3.32%
Financials                                                            12.55%
Health Care                                                            9.09%
Health Care REITs                                                      2.05%
Hotel REITs                                                            0.86%
Industrial REITs                                                       2.78%
Industrials                                                            4.66%
Information Technology                                                 6.87%
Mall REITs                                                             3.73%
Manufactured Housing REITs                                             0.39%
Materials                                                              1.64%
Mortgage REITs                                                         0.87%
Multifamily REITs                                                      1.25%
Office REITs                                                           2.82%
Office/Industrial REITs                                                1.46%
Self-Storage REITs                                                     0.93%
Shopping Center REITs                                                  1.17%
Specialty REITs                                                        0.82%
Telecommunications                                                     3.25%
Utilities                                                              1.75%
________________________________________________________________________________

Convertible Preferred Stock                                            3.30%

Banking, Finance & Insurance                                           1.54%
Basic Materials                                                        0.35%
Cable, Media & Publishing                                              0.25%
Energy                                                                 0.47%
Telecommunications                                                     0.13%
Utilities                                                              0.56%
________________________________________________________________________________

Preferred Stock                                                        4.07%

Leisure, Lodging & Entertainment                                       0.65%
Real Estate                                                            3.42%
________________________________________________________________________________

Commercial Mortgage-Backed Securities                                  0.20%
________________________________________________________________________________

Convertible Bonds                                                      8.56%

Aerospace & Defense                                                    0.52%
Cable, Media & Publishing                                              0.37%
Computers & Technology                                                 1.72%
Energy                                                                 0.90%
Health Care & Pharmaceuticals                                          1.47%
Leisure, Lodging & Entertainment                                       0.50%
Real Estate                                                            0.72%
Retail                                                                 1.01%
Telecommunications                                                     0.17%
Transportation                                                         0.44%
Utilities                                                              0.74%
________________________________________________________________________________

Corporate Bonds                                                       29.35%

Basic Industry                                                         3.55%
Brokerage                                                              0.62%
Capital Goods                                                          2.07%
Consumer Cyclical                                                      2.52%
Consumer Non-Cyclical                                                  2.10%
Energy                                                                 2.09%
Media                                                                  2.68%
Real Estate                                                            0.37%
Services Cyclical                                                      5.58%
Services Non-Cyclical                                                  2.16%
Technology & Electronics                                               1.21%
Telecommunications                                                     3.17%
Utilities                                                              1.23%
________________________________________________________________________________

Senior Secured Loan                                                    0.10%
________________________________________________________________________________

Warrant                                                                0.00%
________________________________________________________________________________

Repurchase Agreements                                                  6.08%
________________________________________________________________________________

Securities Lending Collateral                                         13.29%

Fixed Rate Notes                                                       1.38%
Variable Rate Notes                                                   11.91%
________________________________________________________________________________

Total Market Value of Securities                                     141.21%
________________________________________________________________________________

Obligation to Return Securities Lending Collateral                   (13.29%)
________________________________________________________________________________

Commercial Paper Payable                                             (27.96%)
________________________________________________________________________________

Receivables and Other Assets Net of Liabilities                        0.04%
________________________________________________________________________________

Total Net Assets                                                     100.00%
________________________________________________________________________________

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

                                                                    Percentage
Top 10 Holdings                                                    of Net Assets
________________________________________________________________________________

Merck & Co.                                                            1.83%
Simon Property Group                                                   1.82%
Hewlett-Packard                                                        1.80%
Limited Brands                                                         1.78%
Allstate                                                               1.75%
Intel                                                                  1.71%
Chevron                                                                1.71%
International Business Machines                                        1.69%
Donnelley (R.R.) & Sons                                                1.69%
Xerox                                                                  1.68%
________________________________________________________________________________

Statement of net assets


Delaware Investments Dividend and Income Fund, Inc.

November 30, 2006


                                                   Number of           Market
                                                    Shares              Value
________________________________________________________________________________

Common Stock - 76.26%
________________________________________________________________________________

Consumer Discretionary - 5.37%
=+@II Avado Brands                                     1,390          $        -
   *+ Charter Communications Class A                   9,000              26,550
      Gap                                            132,200           2,474,784
    + Idearc                                           3,570              98,318
      Limited Brands                                  87,800           2,782,382
      Mattel                                         110,000           2,414,500
      Starwood Hotels & Resorts
           Worldwide                                   9,200             590,364
                                                                      __________

                                                                       8,386,898
                                                                      __________

Consumer Staples - 5.25%
     ConAgra Foods                                    25,200             647,640
     Heinz (H.J.)                                     56,500           2,511,425
     Kimberly-Clark                                   38,500           2,559,095
     Safeway                                          80,600           2,483,286
                                                                      __________

                                                                       8,201,446
                                                                      __________

Diversified REITs - 3.38%
   * CentraCore Properties Trust                      37,400           1,201,288
     Liberty Property Trust                           17,100             875,691
     iStar Financial                                  40,400           1,890,316
     Spirit Finance                                   35,900             438,339
   * Washington Real Estate
          Investment Trust                            20,600             883,122
                                                                      __________

                                                                       5,288,756
                                                                      __________

Energy - 3.32%
     Chevron                                          36,900           2,668,608
     ConocoPhillips                                   34,900           2,348,770
  *+ Petroleum Geo-Services ADR                        2,667             179,862
                                                                      __________

                                                                       5,197,240
                                                                      __________

Financials - 12.55%
     Allstate                                         43,000           2,729,640
     Aon                                              72,500           2,586,800
     Chubb                                            47,600           2,463,776
     Hartford Financial Services Group                27,100           2,324,096
     Huntington Bancshares                            97,900           2,379,949
     Morgan Stanley                                   33,200           2,528,512
     Wachovia                                         43,700           2,368,103
     Washington Mutual                                51,200           2,236,416
                                                                      __________

                                                                      19,617,292
                                                                      __________

Health Care - 9.09%
     Abbott Laboratories                              53,900           2,514,974
     Baxter International                             53,900           2,411,486
     Bristol-Myers Squibb                            102,800           2,552,524
     Merck & Co.                                      64,300           2,861,993
     Pfizer                                           52,300           1,437,727
     Wyeth                                            50,500           2,438,140
                                                                      __________

                                                                      14,216,844
                                                                      __________

Health Care REITs - 2.05%
     Health Care Property Investors                   28,400           1,030,068
   * Medical Properties Trust                         35,000             519,750
   * Nationwide Health Properties                     28,900             855,151
     Ventas                                           20,700             806,265
                                                                      __________

                                                                       3,211,234
                                                                      __________

Hotel REITs - 0.86%
   * Hersha Hospitality Trust                         97,800           1,128,612
   * Highland Hospitality                             14,700             208,446
                                                                      __________

                                                                       1,337,058
                                                                      __________

Industrial REITs - 2.78%
     AMB Property                                     22,700           1,390,829
     First Potomac Realty Trust                       21,700             666,407
     ProLogis                                         35,100           2,287,467
                                                                      __________

                                                                       4,344,703
                                                                      __________

Industrials - 4.66%
     Donnelley (R.R.) & Sons                          74,700           2,634,681
  *+ Foster Wheeler                                    4,760             257,033
   + Grupo Aeroportuario del Centro
          Norte Sab ADR                               10,000             215,500
   * Macquarie Infrastructure                         52,400           1,697,760
  *+ Petrojarl ADR                                     2,667              30,529
     Waste Management                                 66,800           2,445,548
                                                                      __________

                                                                       7,281,051
                                                                      __________

Information Technology - 6.87%
     Hewlett-Packard                                  71,300           2,813,498
     Intel                                           125,100           2,670,885
     International Business Machines                  28,700           2,638,104
   + Xerox                                           158,700           2,618,550
                                                                      __________

                                                                      10,741,037
                                                                      __________

Mall REITs - 3.73%
     General Growth Properties                        26,706           1,467,228
     Macerich                                         17,700           1,512,819
     Simon Property Group                             27,900           2,845,242
                                                                      __________

                                                                       5,825,289
                                                                      __________

Manufactured Housing REITs - 0.39%
     Equity Lifestyle Properties                      11,600             602,852
                                                                      __________

                                                                         602,852
                                                                      __________

Materials - 1.64%
     duPont (E.I.) deNemours                          54,700           2,567,071
                                                                      __________

                                                                       2,567,071
                                                                      __________

Mortgage REITs - 0.87%
   * Gramercy Capital                                 31,000             868,310
     JER Investors Trust                              24,800             490,792
                                                                      __________

                                                                       1,359,102
                                                                      __________

Multifamily REITs - 1.25%
     American Campus Communities                      15,000             445,500
     Equity Residential                               28,400           1,512,584
                                                                      __________

                                                                       1,958,084
                                                                      __________

Office REITs - 2.82%
     Alexandria Real Estate Equities                   9,200             948,336
     Brandywine Realty Trust                          37,848           1,330,357
     Highwoods Properties                             11,300             461,040
     Mack-Cali Realty                                 10,200             557,328
   * Parkway Properties                               15,600             809,328
     Reckson Associates Realty                         6,320             305,762
                                                                      __________

                                                                       4,412,151
                                                                      __________

                                                   Number of           Market
                                                    Shares              Value
________________________________________________________________________________

Common Stock (continued)
________________________________________________________________________________

Office/Industrial REITs - 1.46%
   * Duke Realty                                      38,000        $  1,653,760
   * PS Business Parks                                 8,800             627,000
                                                                    ____________

                                                                       2,280,760
                                                                    ____________

Self-Storage REITs - 0.93%
     Public Storage                                   12,200           1,174,616
   * U-Store-It Trust                                 13,000             284,440
                                                                    ____________

                                                                       1,459,056
                                                                    ____________

Shopping Center REITs - 1.17%
     Cedar Shopping Centers                           46,200             842,688
   * New Plan Excel Realty Trust                      26,100             743,589
   * Ramco-Gershenson Properties                       6,600             244,068
                                                                    ____________

                                                                       1,830,345
                                                                    ____________

Specialty REITs - 0.82%
   * Entertainment Properties Trust                   21,200           1,286,840
                                                                    ____________

                                                                       1,286,840
                                                                    ____________

Telecommunications - 3.25%
     AT&T                                             76,100           2,580,551
     Verizon Communications                           71,400           2,494,716
                                                                    ____________

                                                                       5,075,267
                                                                    ____________

Utilities - 1.75%
   + Mirant                                            7,023             213,640
     Progress Energy                                  52,900           2,527,033
                                                                    ____________

                                                                       2,740,673
                                                                    ____________

Total Common Stock
     (cost $96,030,782)                                              119,221,049
                                                                    ____________
________________________________________________________________________________

Convertible Preferred Stock - 3.30%
________________________________________________________________________________

Banking, Finance & Insurance - 1.54%
     Aspen Insurance 5.625%,
          exercise price $29.28,
          expiration date 12/31/49                     8,800             485,100
   ~ Citigroup Funding 5.02%,
          exercise price $29.50,
          expiration date 9/27/08                     17,000             535,499
     E Trade Financial 6.125%,
          exercise price $21.82,
          expiration date 11/18/08                     9,000             279,000
   * Lehman Brothers Holdings
          6.25%, exercise price $54.24,
          expiration date 10/15/07                    16,000             440,000
   * Marshall & Ilsley 6.50%, exercise
          price $46.28, expiration date
          8/15/07                                     12,500             329,750
     Sovereign Capital Trust 4.375%,
          exercise price $29.05,
          expiration date 3/1/34                       6,800             337,450
                                                                      __________

                                                                       2,406,799
                                                                      __________

Basic Materials - 0.35%
   * Freeport-McMoRan Copper &
          Gold 5.50%, exercise price
          $48.65, expiration date
          12/31/49                                       115             160,713
     Huntsman 5.00%, exercise
          price $28.29, expiration date
          2/16/08                                      9,900             391,050
                                                                    ____________

                                                                         551,763
                                                                    ____________

Cable, Media & Publishing - 0.25%
   # Interpublic 5.25% 144A, exercise
          price $13.66, expiration date
          12/31/49                                       360             397,350
                                                                    ____________

                                                                         397,350
                                                                    ____________

Energy - 0.47%
     Chesapeake Energy 4.50%,
          exercise price $44.17,
          expiration date 12/31/49                     3,650             372,300
     El Paso Energy Capital Trust I
          4.75%, exercise price $41.59,
          expiration date 3/31/28                      9,250             357,513
                                                                    ____________

                                                                         729,813
                                                                    ____________

Telecommunications - 0.13%
     Lucent Technologies Capital Trust I
          7.75%, exercise price $24.80,
          expiration date 3/15/17
                                                         205             210,433
                                                                    ____________

                                                                         210,433
                                                                    ____________

Utilities - 0.56%
     Entergy 7.625%, exercise price
          $87.64, expiration date 2/17/09              9,000             534,375
     NRG Energy 5.75%, exercise price
          $60.45, expiration date 3/16/09              1,225             334,731
                                                                    ____________

                                                                         869,106
                                                                    ____________

Total Convertible Preferred Stock
     (cost $4,830,521)                                                 5,165,264
                                                                    ____________
________________________________________________________________________________

Preferred Stock - 4.07%
________________________________________________________________________________

Leisure, Lodging & Entertainment - 0.65%
     Red Lion Hotels 9.50%                            37,649           1,017,652
                                                                    ____________

                                                                       1,017,652
                                                                    ____________

Real Estate - 3.42%
   * Equity Inns Series B 8.75%                       35,700             933,555
     LaSalle Hotel Properties 10.25%                  49,200           1,266,408
     Ramco-Gershenson Properties 9.50%                40,000           1,076,200
     SL Green Realty 7.625%                           80,000           2,071,200
                                                                    ____________

                                                                       5,347,363
                                                                    ____________

Total Preferred Stock
     (cost $6,063,725)                                                 6,365,015
                                                                    ____________


                                                              (continues)     11

Statement of net assets


Delaware Investments Dividend and Income Fund, Inc.


                                                         Principal      Market
                                                          Amount         Value
________________________________________________________________________________

 Commercial Mortgage-Backed Securities - 0.20%
________________________________________________________________________________

   # First Union National Bank
          Commercial Mortgage Trust
          Series 2001-C2 L 144A
          6.46% 1/12/43                                   $300,000  $  306,209
                                                                    __________

 Total Commercial Mortgage-Backed
     Securities (cost $304,488)                                        306,209
                                                                    __________

________________________________________________________________________________

 Convertible Bonds - 8.56%
________________________________________________________________________________

 Aerospace & Defense - 0.52%
   # AAR 144A 1.75%, 2/1/26
          exercise price $29.43,
          expiration date 2/1/26                           260,000     285,025
     EDO 4.00%, 11/15/25 exercise price
          $34.19, expiration date 11/15/25                 235,000     222,956
   # L-3 Communications 144A
          3.00%, 8/1/35 exercise price
          $102.16, expiration date 8/1/35                  290,000     302,688
                                                                    __________

                                                                       810,669
                                                                    __________

 Cable, Media & Publishing - 0.37%
   # Playboy Enterprises 144A
          3.00%, 3/15/25 exercise
          price $17.02, expiration date
          3/15/25                                          600,000     570,750
                                                                    __________

                                                                       570,750
                                                                    __________

 Computers & Technology - 1.72%
     Fairchild Semiconductor
          5.00%, 11/1/08 exercise
          price $30.00, expiration date
          11/1/08                                          410,000     408,463
     Hutchinson Technology
          3.25%, 1/15/26 exercise
          price $36.43, expiration date
          1/15/26                                          340,000     318,325
   # Informatica 144A 3.00%, 3/15/26
          exercise price $20.00, expiration
          date 3/15/26                                     510,000     505,537
   # Intel 144A 2.95%, 12/15/35
          exercise price $31.53,
          expiration date 12/15/35                         255,000     237,469
   ^ ON Semiconductor Series B
          1.142%, 4/15/24 exercise price
          $9.82, expiration date 4/15/24                   575,000     521,093
     SanDisk 1.00%, 5/15/13 exercise
          price $82.36, expiration date
          5/15/13                                          165,000     147,263
   # Sybase 144A 1.75%, 2/22/25
          exercise price $25.22,
          expiration date 2/22/25                          500,000     552,499
                                                                    __________

                                                                     2,690,649
                                                                    __________

 Energy - 0.90%
     Halliburton 3.125%, 7/15/23
          exercise price $18.81,
          expiration date 7/15/23                          250,000     462,500
     Pride International 3.25%, 5/1/33
          exercise price $25.70, expiration
          date 5/1/33                                      230,000     308,488
     Schlumberger 2.125%, 6/1/23
          exercise price $40.00,
          expiration date 6/1/23                           360,000     640,350
                                                                    __________

                                                                     1,411,338
                                                                    __________

 Health Care & Pharmaceuticals - 1.47%
   # Allergan 144A 1.50%, 4/1/26
          exercise price $126.66,
          expiration date 4/1/26                           415,000     447,162
   # Amgen 144A 0.375%, 2/1/13
          exercise price $79.48,
          expiration date 2/1/13                           165,000     165,825
   ~ Bristol-Myers Squibb
          4.87%, 9/15/23 exercise
          price $41.28, expiration date
          9/15/23                                          300,000     301,500
     CV Therapeutics 3.25%, 8/16/13
          exercise price $27.00, expiration
          date 8/16/13                                     125,000     105,469
   # Nektar Therapeutics 144A
          3.25%, 9/28/12 exercise
          price $21.52, expiration date
          9/28/12                                          350,000     364,437
   * Teva Pharmaceutical Finance
          0.25%, 2/1/26 exercise price
          $47.16, expiration date 2/1/26                   345,000     332,063
   ~ Wyeth 5.109%, 1/15/24 exercise
          price $60.39, expiration date
          1/15/24                                          550,000     585,199
                                                                    __________

                                                                     2,301,655
                                                                    __________

 Leisure, Lodging & Entertainment - 0.50%
   # Regal Entertainment Group
          144A 3.75%, 5/15/08 exercise
          price $14.65, expiration date
          5/15/08                                          550,000     783,063
                                                                    __________

                                                                       783,063
                                                                    __________

 Real Estate - 0.72%
     MeriStar Hospitality 9.50%, 4/1/10
          exercise price $10.18, expiration
          date 4/1/10                                    1,100,000   1,129,150
                                                                    __________

                                                                     1,129,150
                                                                    __________

Retail - 1.01%
  *; Dick's Sporting Goods
          1.606%, 2/18/24 exercise
          price $58.132, expiration date
          2/18/24                                          380,000     372,400
   ^ Lowe's Companies 0.00%, 10/19/21
          exercise price $29.05, expiration
          date 10/19/21                                    280,000     296,450
   # Saks 144A 2.00%, 3/15/24
          exercise price $11.97,
          expiration date 3/15/24                          425,000     600,313
   # United Auto Group 144A
          3.50%, 4/1/26 exercise price
          $23.69, expiration date 4/1/26                   260,000     301,600
                                                                    __________

                                                                     1,570,763
                                                                    __________

                                                         Principal      Market
                                                          Amount         Value
________________________________________________________________________________

 Convertible Bonds (continued)
________________________________________________________________________________

 Telecommunications - 0.17%
     Qwest Communications
          International 3.50%, 11/15/25
          exercise price $5.90, expiration
          date 11/15/25                                   $180,000  $  266,400
                                                                    __________

                                                                       266,400
                                                                    __________

 Transportation - 0.44%
  *# ExpressJet Holdings 144A
          4.25%, 8/1/23 exercise price
          $18.20, expiration date 8/1/23                   200,000     188,250
     JetBlue Airways
          3.50%, 7/15/33 exercise price
          $28.33, expiration date 7/15/33                  275,000     264,000
        * 3.75%, 3/15/35 exercise price
          $17.10, expiration date 3/15/35                  225,000     237,375
                                                                    __________

                                                                       689,625
                                                                    __________


Utilities - 0.74%
   # CenterPoint Energy 144A
          3.75%, 5/15/23 exercise price
          $11.31, expiration date 5/15/23                  800,000   1,155,000
     Mirant (Escrow) 2.50%, 6/15/21
          exercise price $67.95,
          expiration date 6/15/21                          180,000           -
                                                                    __________

                                                                     1,155,000
                                                                    __________


Total Convertible Bonds

(cost $12,076,762)                                                  13,379,062
                                                                    __________

________________________________________________________________________________

 Corporate Bonds - 29.35%
________________________________________________________________________________

 Basic Industry - 3.55%
     Abitibi-Consolidated
          6.95% 12/15/06                                    20,000      20,000
        * 7.875% 8/1/09                                    150,000     147,000
   * AK Steel 7.875% 2/15/09                               345,000     346,725
     Bowater
          9.00% 8/1/09                                     150,000     156,938
          9.50% 10/15/12                                   300,000     305,250
     Georgia-Pacific 9.50% 12/1/11                         165,000     182,325
     Gold Kist 10.25% 3/15/14                              250,000     288,125
   # Hexion 144A 9.75% 11/15/14                            290,000     295,800
     Lyondell Chemical
          8.00% 9/15/14                                    235,000     243,519
          8.25% 9/15/16                                    250,000     261,250
          10.50% 6/1/13                                     45,000      49,725
  *# Nell AF Sarl 144A 8.375% 8/15/15                      325,000     334,344
     NewPage
          10.00% 5/1/12                                    335,000     354,263
        * 12.00% 5/1/13                                     80,000      84,800
     Norske Skog Canada
          8.625% 6/15/11                                   475,000     482,124
   # Port Townsend Paper 144A
          11.00% 4/15/11                                   350,000     308,000
     Potlatch 13.00% 12/1/09                               250,000     292,274
   # Sappi Papier Holding 144A
          7.50% 6/15/32                                    375,000     349,499
  ++ Solutia 6.72% 10/15/37                                375,000     333,750
     Tembec Industries 8.625% 6/30/09                      750,000     485,624
     Witco 6.875% 2/1/26                                   250,000     223,750
                                                                    __________

                                                                     5,545,085
                                                                    __________

 Brokerage - 0.62%
     E Trade Financial 8.00% 6/15/11                       250,000     260,625
     LaBranche & Co.
          9.50% 5/15/09                                    265,000     280,238
          11.00% 5/15/12                                   400,000     434,000
                                                                    __________

                                                                       974,863
                                                                    __________

Capital Goods - 2.07%
     Armor Holdings 8.25% 8/15/13                          250,000     260,625
   # Berry Plastics 144A 8.875% 9/15/14                    220,000     223,025
  *# Bombardier 144A 8.00% 11/15/14                        200,000     202,000
     CPG International I 10.50% 7/1/13                     125,000     127,813
   * Graham Packaging 9.875% 10/15/14                      475,000     472,625
     Interface 10.375% 2/1/10                              350,000     384,125
     Intertape Polymer 8.50% 8/1/14                        405,000     374,625
   { Mueller Holdings 14.75% 4/15/14                       185,000     163,725
   # Momentive Performance
          Materials 144A 9.75% 12/1/14                     400,000     403,000
  *{ NTK Holdings 10.75% 3/1/14                            275,000     191,125
  *# RBS Global/Rexnord 144A
          11.75% 8/1/16                                    190,000     200,925
   * Trimas 9.875% 6/15/12                                 250,000     241,250
                                                                    __________

                                                                     3,244,863
                                                                    __________

 Consumer Cyclical - 2.52%
     Accuride 8.50% 2/1/15                                 250,000     240,625
   # Baker & Taylor 144A 11.50% 7/1/13                     225,000     226,406
     Carrols 9.00% 1/15/13                                 225,000     228,375
   * Denny's 10.00% 10/1/12                                175,000     184,406
     Ford Motor Credit
          7.375% 10/28/09                                  300,000     299,690
          9.875% 8/10/11                                   260,000     278,423
   * General Motors 8.375% 7/15/33                         250,000     229,063
     General Motors Acceptance
          Corporation
          6.875% 9/15/11                                   385,000     396,783
        * 8.00% 11/1/31                                    250,000     281,016
     Landry's Restaurant 7.50% 12/15/14                    175,000     171,063
  *# Michaels Stores 144A 11.375% 11/1/16                  175,000     180,250
     Neiman Marcus
          9.00% 10/15/15                                   230,000     250,413
        * 10.375% 10/15/15                                  75,000      83,344
  *# NPC International 144A
          9.50% 5/1/14                                     250,000     252,500
   * O'Charleys 9.00% 11/1/13                              200,000     211,000
   # United Auto Group 144A
          7.75% 12/15/16                                   275,000     275,000
   * Visteon 8.25% 8/1/10                                  150,000     146,625
                                                                    __________

                                                                     3,934,982
                                                                    __________


                                                            (continues)     13

Statement of net assets


Delaware Investments Dividend and Income Fund, Inc.


                                                         Principal      Market
                                                          Amount         Value
________________________________________________________________________________

 Corporate Bonds (continued)
________________________________________________________________________________

 Consumer Non-Cyclical - 2.10%
     Biovail 7.875% 4/1/10                                $615,000  $  622,688
     Constellation Brands
          8.125% 1/15/12                                   300,000     314,250
     Cott Beverages 8.00% 12/15/11                         300,000     307,500
     Ingles Markets 8.875% 12/1/11                         350,000     366,625
     National Beef Packing
          10.50% 8/1/11                                    400,000     420,000
     Pilgrim's Pride 9.625% 9/15/11                        250,000     263,750
     Playtex Products 9.375% 6/1/11                        350,000     366,625
   * Swift & Co. 12.50% 1/1/10                             225,000     231,750
     True Temper Sports
          8.375% 9/15/11                                   150,000     134,625
     Warner Chilcott 8.75% 2/1/15                          250,000     257,500
                                                                    __________

                                                                     3,285,313
                                                                    __________

 Energy - 2.09%
     Bluewater Finance 10.25% 2/15/12                      200,000     211,000
     Chesapeake Energy
          6.625% 1/15/16                                    70,000      69,475
   # Complete Production Services
          144A 8.00% 12/15/16                              200,000     203,000
     Compton Petroleum Finance
          7.625% 12/1/13                                   360,000     343,800
     El Paso Natural Gas
          7.625% 8/1/10                                    200,000     208,000
   # El Paso Performance-Linked Trust
          144A 7.75% 7/15/11                               175,000     182,000
     El Paso Production 7.75% 6/1/13                       100,000     104,125
   # Hilcorp Energy I 144A
          7.75% 11/1/15                                     75,000      74,250
        * 9.00% 6/1/16                                     275,000     290,813
 Inergy Finance
          6.875% 12/15/14                                  150,000     146,250
          8.25% 3/1/16                                      75,000      78,563
     Mariner Energy 7.50% 4/15/13                          200,000     195,000
   # MarkWest Energy 144A
          8.50% 7/15/16                                    150,000     152,250
     PetroHawk Energy
          9.125% 7/15/13                                   475,000     496,968
   ~ Secunda International
          13.374% 9/1/12                                   260,000     269,750
     Whiting Petroleum 7.25% 5/1/13                        235,000     236,175
                                                                    __________

                                                                     3,261,419
                                                                    __________

 Media - 2.68%
   } Adelphia Communications
          8.125% 2/1/07                                    325,000     279,500
   * CCH I Holdings 13.50% 1/15/14                         335,000     316,575
  *} Century Communications
          9.50% 2/1/07                                     500,000     600,000
     Charter Communication Holdings
          13.50% 1/15/11                                   835,000     809,949
  ~# Cleveland Unlimited 144A
          13.64% 12/15/10                                   75,000      81,000
   # CMP Susquehanna 144A
          9.875% 5/15/14                                   100,000      98,750
     Dex Media East 12.125% 11/15/12                       205,000     227,550
   # Idearc 144A 8.00% 11/15/16                            155,000     158,294
     Insight Communications
          12.25% 2/15/11                                    25,000      26,344
     Lodgenet Entertainment
          9.50% 6/15/13                                    425,000     456,875
     Mediacom Broadband
          8.50% 10/15/15                                   180,000     181,125
   * Mediacom Capital 9.50% 1/15/13                        575,000     593,688
   * Vertis 10.875% 6/15/09                                140,000     140,000
     Warner Music Group
          7.375% 4/15/14                                   225,000     223,875
                                                                    __________

                                                                     4,193,525
                                                                    __________

 Real Estate - 0.37%
     American Real Estate Partners
          8.125% 6/1/12                                    240,000     248,700
     BF Saul REIT 7.50% 3/1/14                             250,000     255,000
     Rouse 7.20% 9/15/12                                    75,000      78,038
                                                                    __________

                                                                       581,738
                                                                    __________

 Services Cyclical - 5.58%
     Adesa 7.625% 6/15/12                                  385,000     384,038
     American Airlines 7.377% 5/23/19                      128,358     125,309
     Boyd Gaming 8.75% 4/15/12                             285,000     299,963
     Brickman Group 11.75% 12/15/09                        120,000     128,100
   * Continental Airlines 8.75% 12/1/11                    165,000     166,856
     Corrections Corporation of
          America 7.50% 5/1/11                              45,000      46,463
     FTI Consulting 7.625% 6/15/13                         350,000     363,125
  *# Galaxy Entertainment Finance
          144A 9.875% 12/15/12                             550,000     589,874
     Gaylord Entertainment
          8.00% 11/15/13                                   260,000     267,150
   { H-Lines Finance Holdings
          11.00% 4/1/13                                    491,000     456,015
     Harrah's Operating 6.50% 6/1/16                       350,000     313,085
   # Hertz 144A 8.875% 1/1/14                              225,000     234,563
     Horizon Lines 9.00% 11/1/12                           176,000     185,240
     Kansas City Southern de Mexico
   # 144A 7.625% 12/1/13                                   275,000     275,688
          9.375% 5/1/12                                    300,000     322,500
     Kansas City Southern Railway
          9.50% 10/1/08                                    175,000     183,969
   # Knowledge Learning 144A
          7.75% 2/1/15                                     315,000     299,250
     Majestic Star Casino
          9.50% 10/15/10                                   260,000     269,750
     Mandalay Resort Group
          9.375% 2/15/10                                   390,000     416,324
          9.50% 8/1/08                                     400,000     424,499
   # Mobile Services Group 144A
          9.75% 8/1/14                                     235,000     245,575
     OMI 7.625% 12/1/13                                    175,000     179,594
   # Penhall International 144A
               12.00% 8/1/14                               175,000     189,875

                                                         Principal      Market
                                                          Amount         Value
________________________________________________________________________________

 Corporate Bonds (continued)
________________________________________________________________________________

 Services Cyclical (continued)
   # Pokagon Gaming Authority 144A
          10.375% 6/15/14                                 $400,000  $  435,999
   # Rental Services 144A
          9.50% 12/1/14                                    365,000     371,388
     Seabulk International
          9.50% 8/15/13                                    250,000     272,188
   * Stena 9.625% 12/1/12                                  325,000     348,969
   { Town Sports International
          11.00% 2/1/14                                    250,000     209,375
   # Turning Stone Resort Casino
          144A 9.125% 9/15/14                              195,000     200,363
     Wheeling Island Gaming
          10.125% 12/15/09                                 505,000     516,362
                                                                    __________

                                                                     8,721,449
                                                                    __________

 Services Non-Cyclical - 2.16%
     Casella Waste Systems
          9.75% 2/1/13                                     600,000     629,999
   * CRC Health 10.75% 2/1/16                              355,000     380,738
     Geo Subordinate 11.00% 5/15/12                        250,000     242,500
   * HCA
          6.50% 2/15/16                                    250,000     208,125
   # 144A 9.625% 11/15/16                                  275,000     289,438
  *# HealthSouth 144A 10.75% 6/15/16                       500,000     535,000
     US Oncology 10.75% 8/15/14                            300,000     333,000
   { Vanguard Health 11.25% 10/1/15                        575,000     439,875
   # WCA Waste 144A 9.25% 6/15/14                          300,000     313,500
                                                                    __________

                                                                     3,372,175
                                                                    __________

 Technology & Electronics - 1.21%
   # Freescale Semiconductor 144A
          PIK 9.125% 12/15/14                              200,000     201,000
          10.125% 12/15/16                                 750,000     762,187
   # Mercury Interactive 144A
          4.75%% 7/1/07                                    550,000     557,563
   # NXP Funding 144A 9.50% 10/15/15                       125,000     128,906
     Sungard Data Systems
          10.25% 8/15/15                                   105,000     111,825
  ~# UGS Capital II PIK 144A
          10.38% 6/1/11                                    131,307     132,949
                                                                    __________

                                                                     1,894,430
                                                                    __________

 Telecommunications - 3.17%
   * American Tower 7.125% 10/15/12                        300,000     308,250
     American Towers 7.25% 12/1/11                         100,000     104,000
   # Broadview Networks 144A
          11.375% 9/1/12                                   200,000     209,000
   * Cincinnati Bell 8.375% 1/15/14                        150,000     154,125
  *# Cricket Communications 144A
          9.375% 11/1/14                                   265,000     272,288
   # Digicel Limited 144A 9.25% 9/1/12                     275,000     292,875
  *# Hughes Network Systems 144A
          9.50% 4/15/14                                    580,000     604,649
   { Inmarsat Finance 10.375% 11/15/12                     500,000     459,374
   ~ IWO Holdings 9.124% 1/15/12                            75,000      76,875
  *# Level 3 Financing 144A
          9.25% 11/1/14                                    250,000     254,063
   # MetroPCS Wireless 144A
          9.25% 11/1/14                                    135,000     137,869
     Qwest
        # 144A 7.50% 10/1/14                               375,000     400,313
        ~ 8.64% 6/15/13                                    200,000     217,750
   * Rural Cellular
          9.875% 2/1/10                                    275,000     292,188
        ~ 11.121% 11/1/12                                  170,000     177,650
     Triton Communications
        * 8.50% 6/1/13                                     150,000     145,500
          9.375% 2/1/11                                    275,000     248,875
   ~ US LEC 13.87% 10/1/09                                 150,000     159,938
   # Wind Acquisition 144A
          10.75% 12/1/15                                   385,000     436,012
                                                                    __________

                                                                     4,951,594
                                                                    __________

Utilities - 1.23%
 ++# Calpine 144A 8.496% 7/15/07                           337,238     370,118
     Elwood Energy 8.159% 7/5/26                           287,438     303,860
     Midwest Generation
          8.30% 7/2/09                                     247,939     252,277
          8.75% 5/1/34                                     200,000     218,000
     Mirant Americas 8.30% 5/1/11                          375,000     382,501
     Mirant North America
          7.375% 12/31/13                                  100,000     101,750
     Orion Power 12.00% 5/1/10                             250,000     284,375
=++# USGen New England 144A
          7.459% 1/2/15                                      5,630       3,800
                                                                    __________

                                                                     1,916,681
                                                                    __________


Total Corporate Bonds

     (cost $44,643,956)                                             45,878,117
                                                                    __________

________________________________________________________________________________

<< Senior Secured Loan - 0.10%
________________________________________________________________________________

     HCA 8.086% 11/18/13                                   150,000     151,078
                                                                    __________

 Total Senior Secured Loan

     (cost $150,000)                                                   151,078
                                                                    __________


                                                         Number of
                                                          Shares
________________________________________________________________________________

 Warrant - 0.00%
________________________________________________________________________________

  +# Solutia 144A, exercise price
          $7.59, expiration date 7/15/09                       650           -
                                                                    __________


 Total Warrant (cost $55,294)                                                -
                                                                    __________

                                                         Principal
                                                          Amount
________________________________________________________________________________

 Repurchase Agreements - 6.08%
________________________________________________________________________________

     With BNP Paribas 5.26% 12/1/06
          (dated 11/30/06, to be
          repurchased at $4,189,612,
          collateralized by $4,305,000
          U.S. Treasury Notes 2.75% due
          8/15/07, market value $4,275,518)              4,189,000   4,189,000


                                                              (continues)     15

Statement of net assets


Delaware Investments Dividend and Income Fund, Inc.


                                                         Principal      Market
                                                          Amount         Value
________________________________________________________________________________

 Repurchase Agreements (continued)
________________________________________________________________________________

     With Cantor Fitzgerald 5.26%
          12/1/06 (dated 11/30/06, to
          be repurchased at $2,554,373,
          collateralized by $2,071,000
          U.S. Treasury Bills due 12/28/06,
          market value $2,063,833 and
          $532,000 U.S. Treasury Notes
          6.25% due 2/15/07, market
          value $542,553)                             $2,554,000  $ 2,554,000
     With UBS Warburg 5.26%
          12/1/06 (dated 11/30/06, to
          be repurchased at $2,762,404,
          collateralized by $2,886,000
          U.S. Treasury Bills due 5/24/07,
          market value $2,818,755)                     2,762,000   2,762,000
                                                                  ____________


 Total Repurchase Agreements

     (cost $9,505,000)                                               9,505,000
                                                                  ____________


 Total Market Value of Securities Before
     Securities Lending Collateral - 127.92%

     (cost $173,660,528)                                           199,970,794
                                                                  ____________

________________________________________________________________________________

 Securities Lending Collateral ** - 13.29%
________________________________________________________________________________

 Short-Term Investments -13.29%
 Fixed Rate Notes - 1.38%
     Citigroup Global Markets
          5.32% 12/1/06                                  1,267,318   1,267,318
     Credit Suisse First Boston
          5.29% 12/13/06                                   880,181     880,181
                                                                  ____________

                                                                     2,147,499
                                                                  ____________

~ Variable Rate Notes - 11.91%
     American Honda Finance
          5.32% 2/21/07                                    565,830     565,830
     ANZ National 5.32% 12/31/07                           125,740     125,740
     Australia New Zealand
          5.32% 12/31/07                                   628,700     628,700
     Bank of America 5.32% 2/23/07                         817,311     817,311
     Bank of New York 5.31% 12/31/07                       502,960     502,960
     Barclays New York 5.31% 5/18/07                       817,311     817,311
     Bayerische Landesbank
          5.37% 12/31/07                                   628,700     628,700
     Bear Stearns 5.38% 5/31/07                            754,441     754,441
     BNP Paribas 5.35% 12/31/07                            628,700     628,700
     Canadian Imperial Bank
          5.30% 12/31/07                                   314,350     314,350
     CDC Financial 5.36% 1/2/07                            817,311     817,311
     Citigroup Global Markets
          5.38% 12/7/06                                    817,311     817,311
     Commonwealth Bank
          5.32% 12/31/07                                   628,700     628,700
     Deutsche Bank 5.34% 2/23/07                           754,441     754,441
     Dexia Bank 5.33% 9/28/07                              880,150     880,008
     Goldman Sachs 5.45% 11/30/07                          817,311     817,311
     Marshall & Ilsley Bank
          5.30% 12/31/07                                   691,571     691,571
     Merrill Lynch Mortgage Capital
          5.41% 1/8/07                                     817,311     817,311
     Morgan Stanley 5.49% 12/31/07                         817,311     817,311
     National Australia Bank
          5.29% 3/7/07                                     779,589     779,589
     National City Bank 5.32% 3/2/07                       754,508     754,578
     National Rural Utilities
          5.31% 12/31/07                                   993,347     993,347
     Nordea Bank New York
          5.31% 5/16/07                                    314,350     314,342
     Nordea Bank Norge
          5.33% 12/31/07                                   628,700     628,700
     Royal Bank of Scotland
          5.31% 12/31/07                                   628,700     628,700
     Societe Generale 5.29% 12/31/07                       314,350     314,350
     Toronto Dominion 5.32% 5/29/07                        754,441     754,441
     Wells Fargo 5.33% 12/31/07                            628,700     628,700
                                                                  ____________

                                                                    18,622,065
                                                                  ____________


Total Securities Lending Collateral

     (cost $20,769,564)                                             20,769,564
                                                                  ____________


Total Market Value of Securities - 141.21%

     (cost $194,430,092)                                           220,740,358 !

Obligation to Return Securities Lending
     Collateral ** - (13.29%)                                      (20,769,564)

Commercial Paper Payable - (27.96%)
     (par $44,000,000)                                             (43,706,134)

Receivables and Other Assets Net
     of Liabilities - 0.04%                                             59,614
                                                                  ____________


Net Assets Applicable to 11,009,236
     Shares Outstanding; Equivalent to $14.20
     per Share - 100.00%                                          $156,324,274
                                                                  ____________

Components of Net Assets at November 30, 2006:

Common stock, $0.01 par value, 500,000,000
     shares authorized to the Fund                                $127,301,245
Distribution in excess of net investment income                       (110,456)
Accumulated net realized gain on investments                         2,823,219
Net unrealized appreciation of investments                          26,310,266
                                                                  ____________

Total net assets                                                  $156,324,274
                                                                  ____________


 + Non-income producing security for the year ended November 30, 2006.

++ Non-income producing security. Security is currently in default.

 } Security is currently in default. The issue has missed the maturity date.
   Bankruptcy proceedings are in process to determine distribution of assets. The date listed is the estimate of when proceedings will be finalized.

 { Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

 ; Step coupon bond. Coupon increases/decreases periodically based on a predetermined schedule. Stated interest rate in effect at November 30, 2006.

 ^ Zero coupon security. The interest rate shown is the yield at the time of purchase.

________________________________________________________________________________

________________________________________________________________________________

   = Security is being fair valued in accordance with the Fund's fair valuation policy. At November 30, 2006, the aggregate amount of fair valued securities equaled $3,800, which represented 0.00% of the Fund's net assets. See Note 1 in "Notes to Financial Statements."

  << Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ('LIBOR') and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

   ~ Variable rate security. The rate shown is the rate as of November 30, 2006.

  II Restricted Security. Investment in a security not registered under the Securities Act of 1933, as amended. This security has certain restrictions on resale which may limit its liquidity. At November 30, 2006, the aggregate amount of the restricted security equaled $0, or 0.00% of the Fund's net assets See Note 9 in "Notes to Financial Statements."

   @ Illiquid security. At November 30, 2006, the aggregate amount of illiquid securities equaled $0, which represented 0.00% of the Fund's net assets. See Note 9 in "Notes to Financial Statements."

   # Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At November 30, 2006, the aggregate amount of Rule 144A securities equaled $20,398,388, which represented 13.05% of the Fund's net assets. See Note 9 in "Notes to Financial Statements."

   * Fully or partially on loan.

  ** See Note 8 in "Notes to Financial Statements."

   ! Includes $20,544,004 of securities loaned.

Summary of Abbreviations

ADR - American Depositary Receipts
REIT - Real Estate Investment Trust
PIK - Pay-in-kind


See accompanying notes

Statement of operations


Delaware Investments Dividend and Income Fund, Inc.

Year Ended November 30, 2006



Investment Income:

     Dividends                                                         $4,453,064
     Interest                                                           4,818,912
     Securities lending income                                             71,072    $  9,343,048
                                                                       __________    ____________


Expenses:

     Management fees                                                    1,067,464
     Reports to shareholders                                              151,291
     Commercial paper fees                                                127,571
     Dividend disbursing and transfer agent fees and expenses             113,099
     Accounting and administration expenses                                77,622
     Legal fees                                                            54,760
     Directors' fees and benefits                                          26,154
     NYSE fees                                                             25,000
     Audit and tax fees                                                    16,633
     Taxes (other than taxes on income)                                    13,179
     Dues and services                                                      7,407
     Pricing fees                                                           6,511
     Custodian fees                                                         6,232
     Consulting fees                                                        4,759
     Insurance fees                                                         2,488
     Registration fees                                                        813
     Directors' expenses                                                      495
                                                                       __________
     Total operating expenses (before interest expense)                                 1,701,478
     Interest expense                                                                   2,313,681
                                                                                     ____________

     Total operating expenses (after interest expense)                                  4,015,159
                                                                                     ____________


Net Investment Income                                                                   5,327,889
                                                                                     ____________


Net Realized and Unrealized Gain on Investments:

     Net realized gain on Investments                                                   8,223,470
     Net change in unrealized appreciation/depreciation of investments                 15,765,996
                                                                                     ____________


Net Realized and Unrealized Gain on Investments                                        23,989,466
                                                                                     ____________


Net Increase in Net Assets Resulting from Operations                                  $29,317,355
                                                                                     ____________


See accompanying notes

Statements of changes in net assets


Delaware Investments Dividend and Income Fund, Inc.


                                                                                                                Year Ended
                                                                                                         11/30/06       11/30/05

Increase (Decrease) in Net Assets from Operations:

     Net investment income                                                                             $  5,327,889   $  7,696,248
     Net realized gain on investments and foreign currencies                                              8,223,470     20,783,293
     Net change in unrealized appreciation/depreciation of investments and foreign currencies            15,765,996    (20,069,254)
                                                                                                       ____________   ____________

     Net increase in net assets resulting from operations                                                29,317,355      8,410,287
                                                                                                       ____________   ____________

Dividends and Distributions to Shareholders from: (1)

     Net investment income                                                                               (5,523,748)    (8,898,947)
     Net realized gains                                                                                  (6,644,356)    (2,947,249)
                                                                                                       ____________   ____________

                                                                                                        (12,168,104)   (11,846,196)
                                                                                                       ____________   ____________
Capital Share Transactions:

     Cost of shares repurchased (2)                                                                      (7,463,110)   (16,855,077)
                                                                                                       ____________   ____________

     Decrease in net assets derived from capital stock transactions                                      (7,463,110)   (16,855,077)
                                                                                                       ____________   ____________

     Net Increase (Decrease) in Net Assets                                                                9,686,141    (20,290,986)

Net Assets:

     Beginning of year                                                                                  146,638,133    166,929,119
                                                                                                       ____________   ____________
     End of year (including distributions in excess of net investment income
          of $110,456 and $59,410, respectively)                                                       $156,324,274   $146,638,133
                                                                                                       ____________   ____________


(1) See Note 4 in "Notes to Financial Statements."

(2) See Note 6 in "Notes to Financial Statements."


See accompanying notes

Statement of cash flows


Delaware Investments Dividend and Income Fund, Inc.

Year Ended November 30, 2006


Net Cash Provided by Operating Activities:

Net increse in net assets resulting from operations                                                                  $  29,317,355
                                                                                                                     _____________

     Adustments to reconcile net increase in net assets from
          operations to cash provided by operating activities:
          Amortization of premium and discount on investments purchased                                                   (162,365)
          Net proceeds from investment transactions                                                                     17,179,058
          Net realized gain from investment transactions                                                                (8,223,470)
          Net change in net unrealized appreciation/depreciation of investments                                        (15,765,996)
          Decrease in receivable for investments sold                                                                    2,288,478
          Decrease in interest and dividends receivable and other assets                                                   171,190
          Decrease in payable for investments purchased                                                                 (1,228,453)
          Increase in interest payable                                                                                      47,040
          Increase in accrued expenses and other liabilities                                                                73,311
                                                                                                                     _____________

     Total adjustments                                                                                                  (5,621,207)
                                                                                                                     _____________

Net cash provided by operating activities                                                                               23,696,148
                                                                                                                     _____________

Cash Flows Used for Financing Activities:

     Cash provided by issuance of commerical paper                                                                     225,667,336
     Repayment of commercial paper upon maturity                                                                      (229,733,359)
     Cash dividends and distributions paid                                                                             (12,168,104)
     Tender offer                                                                                                       (7,463,110)
                                                                                                                     _____________

Net cash used for financing activities                                                                                 (23,697,237)
                                                                                                                     _____________

Net decrease in cash                                                                                                        (1,089)
Cash at beginning of year                                                                                                   71,468
                                                                                                                     _____________

Cash at end of year                                                                                                  $      70,379
                                                                                                                     _____________

Cash paid for interest expense for leverage                                                                          $   2,266,641
                                                                                                                     _____________


See accompanying notes

Financial highlights


Delaware Investments Dividend and Income Fund, Inc.


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                     11/30/06      11/30/05     11/30/04     11/30/03    11/30/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                 $ 12.650      $ 12.960     $ 11.700     $ 10.140    $ 11.630

Income (loss) from investment operations:

Net investment income (1)                                               0.470         0.623        0.625        0.711       0.635
Net realized and unrealized gain (loss) on investments and foreign
     currencies                                                         2.150         0.027        1.595        1.989      (0.650)
                                                                     ________      ________     ________     ________    ________

Total from investment operations                                        2.620         0.650        2.220        2.700      (0.015)
                                                                     ________      ________     ________     ________    ________

Less dividends and distributions from:

Net investment income                                                  (0.486)       (0.722)      (0.663)      (0.714)     (0.660)
Net realized gain on investments                                       (0.584)       (0.238)      (0.297)           -           -
Return of capital                                                           -             -            -       (0.426)     (0.815)
                                                                     ________      ________     ________     ________    ________

Total dividends and distributions                                      (1.070)       (0.960)      (0.960)      (1.140)     (1.475)
                                                                     ________      ________     ________     ________    ________

Net asset value, end of period                                       $ 14.200      $ 12.650     $ 12.960     $ 11.700    $ 10.140
                                                                     ________      ________     ________     ________    ________

Market value, end of period                                          $ 13.460      $ 12.550     $ 11.760     $ 11.840    $ 10.020
                                                                     ________      ________     ________     ________    ________

Total return based on: (2)

Market value                                                           16.96%        15.38%        7.78%       30.20%     (18.98%)
Net asset value                                                        22.41%         5.44%       20.29%       27.13%      (2.36%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                              $156,324      $146,638     $166,929     $150,595    $130,560
Ratio of expenses to average net assets                                 2.71%         2.20%        1.51%        1.63%       1.86%
Ratio of expenses to adjusted average net assets
     (before interest expense) (3)                                      0.88%         0.91%        0.76%        0.79%       0.80%
Ratio of interest expense to adjusted average net assets (3)            1.19%         0.78%        0.36%        0.37%       0.54%
Ratio of net investment income to average net assets                    3.59%         4.81%        5.10%        6.70%       5.69%
Ratio of net investment income to adjusted average net assets (3)       2.74%         3.70%        3.78%        4.78%       4.12%
Portfolio turnover                                                        63%           94%          89%         175%        107%

Leverage Analysis:

Debt outstanding at end of period at par (000 omitted)                $44,000       $48,000      $55,000      $55,000     $55,000
Average daily balance of debt outstanding (000 omitted)               $45,947       $51,697      $54,893      $54,882     $54,857
Average daily balance of shares outstanding (000 omitted)              11,355        12,361       12,876       12,876      12,876
Average debt per share                                                 $4.046        $4.180       $4.260       $4.262      $4.260
Asset coverage per $1,000 of debt outstanding at end of period         $4,577        $4,073       $4,044       $3,743      $3,379
___________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for the purpose of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(3) Adjusted average net assets excludes debt outstanding.


See accompanying notes

Notes to financial statements


Delaware Investments Dividend and Income Fund, Inc.

November 30, 2006


Delaware Investments Dividend and Income Fund, Inc. (the "Fund") is organized as a Maryland corporation and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's shares trade on the New York Stock Exchange under the symbol DDF.

The investment objective of the Fund is to seek high current income. Capital appreciation is a secondary objective.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and the asked prices will be used. U.S. Government and agency securities are valued at the mean between the bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral is valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Directors. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, Fair Value Measurements, (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Although the Fund's tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund's financial statements.

Distributions - The Fund has a managed distribution policy. Under the policy, the Fund declares and pays monthly distributions and is managed with a goal of generating as much of the distribution as possible from ordinary income (net investment income and short-term capital gains). The balance of the distribution then comes from long-term capital gains to the extent permitted and, if necessary, a return of capital. The current annualized rate is $0.96 per share. The Fund continues to evaluate its monthly distribution in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments(R) Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Borrowings - The Fund issues short-term commercial paper at a discount from par. The discount is amortized as interest expense over the life of the commercial paper using the straight-line method (See Note 7).

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $1,218 for the year ended November 30, 2006. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. DMC, as defined below, and its affiliates have previously and may in the future act as an investment advisor to mutual funds or separate accounts affiliated with the administrator of the commission recapture program described above. In addition, affiliates of the administrator act as consultants in helping institutional clients choose investment advisors and may also participate in other types of businesses and provide other services in the investment management industry.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended November 30, 2006.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee of 0.55%, which is calculated daily based on the adjusted average weekly net assets.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting and administration services. The Fund pays DSC a monthly fee computed at the annual rate of 0.04% of the Fund's adjusted average weekly net assets for accounting and administration services.

For purposes of the calculation of investment management fees and administration fees, adjusted average weekly net assets does not include the commercial paper liability.

At November 30, 2006, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC                      $90,548
Accounting and administration fees and other
     expenses payable to DSC                                    8,577
Other expenses payable to DMC and affiliates *                 63,865

* DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, stock exchange fees, custodian fees and directors fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates' employees. For the year ended November 30, 2006, the Fund was charged $6,949 for internal legal and tax services provided by DMC and/or its' affiliates employees.

Directors' Fees and Benefits include expenses accrued by the Fund for each Director's retainer, per meeting fees and retirement benefits. Independent Directors with over five years of uninterrupted service are eligible to participate in a retirement plan that provides for the payment of benefits upon retirement. The amount of the retirement benefit is determined based on factors set forth in the plan, including the number of years of service. On November 16, 2006, the Board of Directors of the Fund unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits will be made in 2007 to those independent directors and retired directors so entitled. The retirement benefit payout for the Fund is $18,481. Certain officers of DMC, DSC and DDLP are officers and/or directors of the Fund. These officers and directors are paid no compensation by the Fund.

3. Investments

For the year ended November 30, 2006, the Fund made purchases of $116,591,415 and sales of $136,497,001 of investment securities other than short-term investments.

At November 30, 2006, the cost of investments for federal income tax purposes was $194,887,269. At November 30, 2006, the net unrealized appreciation was $25,853,089, of which $26,878,559 related to unrealized appreciation of investments and $1,025,470 related to unrealized depreciation of investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2006 and 2005 was as follows:

                                                   Year Ended
                                               2006           2005
Ordinary income                            $ 6,915,192    $ 8,898,947
Long-term capital gains                      5,252,912      2,947,249
                                           ___________    ___________

Total                                      $12,168,104    $11,846,196
                                           ___________    ___________

5. Components of Net Assets on a Tax Basis

As of November 30, 2006, the components of net assets on a tax basis were follows:

Shares of beneficial interest                            $127,301,245
Undistributed long-term capital gains                       3,169,940
Unrealized appreciation of investments                     25,853,089
                                                         ____________

Net assets                                               $156,324,274
                                                         ____________

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, treatment of contingent payment debt instruments and tax treatment of market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discounts and premiums on certain debt instruments and tax treatment of contingent payment debt


                                                              (continues)     23

Notes to financial statements


Delaware Investments Dividend and Income Fund, Inc.


5. Components of Net Assets on a Tax Basis (continued)

instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2006, the Fund recorded the following reclassifications.

Undistributed net investment income                         $ 144,814
Accumulated net realized gain (loss)                         (144,814)

6. Capital Stock

Shares obtained under the Fund's dividend reinvestment plan are purchased by the Fund's transfer agent, Mellon Investor Services, LLC, in the open market. There were no shares issued under the Fund's dividend reinvestment plan for the years ended November 30, 2006 and 2005.

On May 19, 2005, the Fund's Board of Directors approved a tender offer for shares of the Fund's common stock. The tender offer authorized the Fund to purchase up to 10% of its issued and outstanding shares at a price equal to the Fund's net asset value at 4:00pm New York City time on July 1, 2005, the first business day following the expiration of the offer. The tender offer commenced on June 3, 2005 and expired on June 30, 2005. In connection with the tender offer, the Fund purchased 1,287,630 shares of capital stock at a total cost of $16,855,077.

On May 18, 2006, the Fund's Board of Directors approved a tender offer for shares of the Fund's common stock. The tender offer authorized the Fund to purchase up to 5% of its issued and outstanding shares at a price equal to the Fund's net asset value at the close of business on the New York Stock Exchange on July 3, 2006, the first business day following the expiration of the offer. The tender offer commenced on June 2, 2006 and expired on June 30, 2006. In connection with the tender offer, the Fund purchased 579,434 shares of capital stock at a total cost of $7,463,110. The tender offer was oversubscribed, and all tenders of the shares were subject to proration (at a ratio of approximately 0.775731221) in accordance with the terms of the tender offer.

The Fund did not purchase any shares under the Share Repurchase Program during the years ended November 30, 2006 and 2005.

7. Commercial Paper

As of November 30, 2006, $44,000,000 (par value) of commercial paper was outstanding with an amortized cost of $43,706,134. The weighted average discount rate of commercial paper outstanding at November 30, 2006 was 5.32%. The average daily balance of commercial paper outstanding during the year ended November 30, 2006 was $45,947,392 at a weighted discount rate of 4.19%. The maximum amount of commercial paper outstanding at any time during the year was $48,000,000. On June 22, 2006, the Fund reduced the commercial paper outstanding to $44 million in conjunction with the tender offer.

In conjunction with the issuance of the commercial paper, the Fund entered into a line of credit arrangement with J.P. Morgan Chase for $30,000,000. Interest on borrowings is based on market rates in effect at the time of borrowing. As of November 17, 2006, the commitment fee is computed at the rate of 0.10% per annum on the unused balance. Prior to November 17, 2006, the rate was 0.12%. For the year ended November 30, 2006, the Fund was charged fees of $35,792 which is included in "commercial paper fees" on the Statement of Operations. During the year ended November 30, 2006, there were no borrowings under this arrangement.

8. Securities Lending

The Fund, along with other funds in the Delaware Investments(R) Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. government obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At November 30, 2006, the market value of securities on loan was $20,544,004, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption "Securities Lending Collateral."

9. Credit and Market Risks

The Fund invests in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor's Rating Group and/or Ba or lower by Moody's Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board of Directors has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

The Fund invests in REITs and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct holdings during the year ended November 30, 2006. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

11. Tax Information (Unaudited)

The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2006, the Fund designates distributions paid during the year as follows:

     (A)                  (B)
  Long-Term            Ordinary
Capital Gain            Income             Total             (C)
Distributions       Distributions *    Distributions      Qualifying
 (Tax Basis)          (Tax Basis)       (Tax Basis)      Dividends (1)
_____________       _______________    _____________     _____________

     43%                  57%               100%              32%

(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of ordinary income distributions of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

* For the fiscal year ended November 30, 2006, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $2,205,255 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

Report of independent
registered public accounting firm


To the Shareholders and Board of Directors
Delaware Investments Dividend and Income Fund, Inc.

We have audited the accompanying statement of net assets of Delaware Investments Dividend and Income Fund, Inc. (the "Fund") as of November 30, 2006, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Investments Dividend and Income Fund, Inc. at November 30, 2006, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.



                                                           /s/ Ernst & Young LLP



Philadelphia, Pennsylvania
January 18, 2007

Other Fund information

Delaware Investments Dividend and Income Fund, Inc.


Proxy Results (Unaudited)

The Fund held its Annual Meeting of Shareholders on August 16, 2006. At the Annual Meeting, the Fund's shareholders elected nine Directors. The results of the voting at the meeting were as follows:


                                               Shares Voted          No Ballot
Nominee                 Shares Voted For    Against or Withheld      Received
___________________     ________________    ___________________    _____________

Jude T. Driscoll*        11,080,200.944         180,850.642         327,618.273
Thomas L. Bennett        11,061,907.807         199,143.779         327,618.273
John A. Fry              11,072,797.453         188,254.133         327,618.273
Anthony D. Knerr         11,076,291.453         184,760.133         327,618.273
Lucinda S. Landreth      11,081,095.453         179,956.133         327,618.273
Ann R. Leven             11,076,388.453         184,663.133         327,618.273
Thomas F. Madison        11,075,291.520         185,760.066         327,618.273
Janet L. Yeomans         11,080,287.011         180,764.575         327,618.273
J. Richard Zecher        11,073,906.453         187,145.133         327,618.273

*Mr. Driscoll withdrew from election. The persons named as proxies used the power given to them by shareholders to vote for a substitute nominee (in the case of the withdrawal of the nominee for election) as recommended by the existing Board. The Fund's Board approved Patrick P. Coyne as the substitute nominee. Accordingly, the named proxies used their discretion to vote for Patrick P. Coyne, the substitute nominee.

Corporate Governance (Unaudited)

The Fund's audit committee charter is available on its web site at http://www.delawareinvestments.com, and the charter is also available in print to any shareholder who requests it. The Fund submitted its Annual CEO certification for 2006 to the NYSE on September 15, 2006 stating that the CEO was not aware of any violation by the Fund of the NYSE's corporate governance listing standards. In addition, the Fund had filed the required CEO/CFO certifications regarding the quality of the Fund's public disclosure as exhibits to the Forms N-CSR and Forms N-Q filed by the Fund over the past fiscal year. The Fund's Form N-CSR and Form N-Q filings are available on the Commission's web site at http://www.sec.gov.

Tender Offer (Unaudited)

As described in Note 6 to the Financial Statements, the Fund conducted a tender offer in 2006. There can be no assurance that a tender offer will reduce or eliminate any spread between market price and the net asset value of the Fund's shares. The market price of the shares will, among other things, be determined by the relative demand for and supply of shares in the market, the Fund's investment performance, the Fund's dividends and yields, and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that a tender offer may be conducted may result in more of a reduction in the spread between market price and net asset value than might otherwise be the case. The Fund's Board of Directors, consistent with its fiduciary obligations, may explore alternatives to a tender offer to reduce or eliminate the Fund's potential market value discount from net asset value. Therefore, the Fund cannot provide assurance that it will make tender offers in the future.

The tender offer plan described in the Fund's prospectus contemplates that a shareholder wishing to accept a tender offer must tender all (but not less than all) of the Fund shares owned by the shareholder or attributed to it under
Section 318 of the Internal Revenue Code, unless the Fund has received a private letter ruling the Internal Revenue Service ("IRS") that a tender of less than all of a shareholder's shares will not cause non-tendering shareholders to realize constructive distributions on their shares under Section 305 of the Internal Revenue Code. In connection with the 2005 tender offer and the favorable private letter ruling received by the Fund on May 5, 2005, the Fund, through its counsel, was informed by the Office of Associate Chief Counsel (Corporate) that the IRS would not issue to the Fund a similar ruling in future years. The IRS's informal policy is to issue no more than two such rulings to any one taxpayer on the premise that multiple tender offers may constitute such a "plan" that has the result of increasing the proprietary interests of some shareholders in the assets and income of the funds and the receipt of money by other shareholders. Since the Fund's organization in 1993, the Fund has consummated three tender offers, one in 2000, one in 2005, and one in 2006.

In light of this communication from the IRS, it was determined that the Fund had no affirmative obligation to obtain a ruling from the IRS as a pre-condition to accepting partial tenders. The Fund has previously stated that it would not seek a private letter ruling from the IRS in connection with accepting partial tenders for any future Fund tender offers.

Rescission of Exemptive Order (Unaudited)

In 1995, the Fund implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the dividend as possible from ordinary income (net investment income and short-term capital gains). The balance of the dividend then comes from long-term capital gains to the extent permitted and, if necessary, a return of capital. In 2002, the Securities and Exchange Commission (the "SEC") granted the Fund an exemption from Section 19(b) of the Investment Company Act of 1940 (the "1940 Act") to allow the Fund to distribute long-term capital gains up to 12


                                                              (continues)     27

Other Fund information

Delaware Investments Dividend and Income Fund, Inc.


times per year (the "Order"). The Order gave the Fund the ability to characterize a portion of each monthly distribution made pursuant to the Fund's managed distribution policy as long-term capital gain. On the basis of a separate matter, the SEC has recently rescinded the Fund's Order. The Fund has applied for a new Section 19(b) exemptive order ("New Order"). While the application is pending, the Fund's ability to characterize any portion of distributions made pursuant to the Fund's managed distribution policy as long-term capital gains will be limited to the instances permitted by Section 19(b) of the 1940 Act. Additionally, the rescission of the Fund's Order may (but not necessarily will) lead to one or more of the following: (i) a lower monthly distribution amount made pursuant to the Fund's managed distribution policy;
(ii) the Fund's share price trading at a discount (if the Fund is trading at a premium) or the Fund's share price trading at a greater discount from its net asset value than would otherwise have been the case if the Order were in effect (if the Fund is trading at a discount); or (iii) the amount of distributions paid in a given year may be higher than would have been paid when the Order was in effect if some part of the monthly distributions paid by the Fund are classified as returns of capital rather than from long-term capital gains and, in addition to such distributions, the Fund separately pays out its long-term capital gains as permitted by Section 19(b) of the 1940 Act. The preceding issues may be mitigated or eliminated if the Fund receives the New Order in a timely manner, but there is no guarantee of such result.

Additions to Portfolio Management Team

During the year ended November 30, 2006, Babak Zenouzi, Nikhil G. Lalvani, and Nashira S. Wynn were each appointed co-portfolio managers of the Fund. Mr. Zenouzi assumed primary responsibility for managing the REIT and convertible securities holdings for the Fund, and consults regularly Damon J. Andres in this capacity. Mr. Lalvani and Ms. Wynn focus on the large-cap value equity portion of the Fund. Mr. Zenouzi, Mr. Lalvani, and Ms. Wynn work with Mr. Andres, D. Tysen Nutt, Jr., Jordan L. Irving, Anthony A. Lombardi, Robert A. Vogel, Jr., and Timothy L. Rabe in making day-to-day decisions for the Fund.

Distribution Information (Unaudited)

Shareholders were sent monthly notices from the Fund that set forth estimates, on a book basis, of the source or sources from which monthly distributions were paid. Subsequently, these estimates may have been corrected in part. Listed below is a written statement of the sources of these monthly distributions, as corrected, on a book basis.

             Net Investment     Return of Capital     Long Term Capital     Total Distribution
            Income per share        per share           Gain per share            Amount
            ________________    _________________     _________________     __________________

12/05            $0.053                $-                   $0.137                $0.190
1/06              0.050                 -                    0.030                 0.080
2/06              0.028                 -                    0.052                 0.080
3/06              0.059                 -                    0.021                 0.080
4/06              0.039                 -                    0.041                 0.080
5/06              0.032                 -                    0.048                 0.080
6/06              0.049                 -                    0.031                 0.080
7/06              0.035                 -                    0.045                 0.080
8/06              0.034                 -                    0.046                 0.080
9/06              0.041                 -                    0.039                 0.080
10/06             0.030                 -                    0.050                 0.080
11/06             0.031                 -                    0.049                 0.080
                 ______                __                   ______                ______

                 $0.481                $-                   $0.589                $1.070
                 ______                __                   ______                ______

Please note that the information in the preceding chart is for book purposes only. Shareholders should be aware that the tax treatment of distributions may differ from their book treatment. The tax treatment of distributions will be set forth in a Form 1099-DIV.

Board of directors/trustees
and officers addendum

Delaware Investments(R) Family of Funds


A mutual fund is governed by a Board of Directors/Trustees, which has oversight responsibility for the management of a fund's business affairs. Directors/Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund directors/trustees, in particular, are advocates for shareholder interests. Each director/trustee has served in that capacity since he or she was elected to or appointed to the Board of Directors, and will continue to serve until his or her retirement or the election of a new director/trustee in his or her place. The following is a list of the Directors and Officers with certain background and related information.

                                                                                                   Number of
                                                                                               Portfolios in Fund       Other
     Name,                                                                                      Complex Overseen    Directorships
    Address,             Position(s)           Length of             Principal Occupation(s)       by Director         Held by
 and Birth Date       Held with Fund(s)       Time Served              During Past 5 Years         or Officer    Director or Officer
____________________________________________________________________________________________________________________________________

Interested Trustees
____________________________________________________________________________________________________________________________________

 Patrick P. Coyne (1)     Chairman,      Chairman and Director     Patrick P. Coyne has served in      83                None
2005 Market Street        President,     since August 16, 2006      various executive capacities
 Philadelphia, PA      Chief Executive                                  at different times at
      19103             Officer, and          President and           Delaware Investments. (2)
                           Director      Chief Executive Officer
  April 14, 1963                          since August 1, 2006
____________________________________________________________________________________________________________________________________

Independent Trustees
____________________________________________________________________________________________________________________________________

 Thomas L. Bennett         Director              Since                Private Investor -               83                None
2005 Market Street                             March 2005            (March 2004-Present)
 Philadelphia, PA
      19103                                                          Investment Manager -
                                                                     Morgan Stanley & Co.
 October 4, 1947                                                  (January 1984-March 2004)
____________________________________________________________________________________________________________________________________

   John A. Fry             Director              Since                    President -                  83              Director -
2005 Market Street                            January 2001        Franklin & Marshall College                      Community Health
 Philadelphia, PA                                                    (June 2002-Present)                                Systems
      19103
                                                                   Executive Vice President -                          Director -
   May 28, 1960                                                   University of Pennsylvania                         Allied Barton
                                                                    (April 1995-June 2002)                         Security Holdings
____________________________________________________________________________________________________________________________________

 Anthony D. Knerr          Director              Since           Founder and Managing Director -       83                None
2005 Market Street                             April 1990          Anthony Knerr & Associates
 Philadelphia, PA                                                    (Strategic Consulting)
      19103                                                              (1990-Present)

 December 7, 1938
____________________________________________________________________________________________________________________________________

Lucinda S. Landreth        Director              Since            Chief Investment Officer -           83                None
2005 Market Street                            March 2005                Assurant, Inc.
 Philadelphia, PA                                                        (Insurance)
      19103                                                              (2002-2004)

   June 24, 1947
____________________________________________________________________________________________________________________________________

   Ann R. Leven            Director              Since                    Consultant -                 83            Director and
2005 Market Street                           September 1989             ARL Associates,                            Audit Committee
 Philadelphia, PA                                                    (Financial Planning)                         Chairperson - Andy
      19103                                                             (1983-Present)                            Warhol Foundation

 November 1, 1940                                                                                                 Director and Audit
                                                                                                                  Committee Member -
                                                                                                                     Systemax, Inc.
____________________________________________________________________________________________________________________________________

                                                                                                   Number of
                                                                                               Portfolios in Fund       Other
     Name,                                                                                      Complex Overseen    Directorships
    Address,             Position(s)           Length of             Principal Occupation(s)       by Director         Held by
 and Birth Date       Held with Fund(s)       Time Served              During Past 5 Years         or Officer    Director or Officer
____________________________________________________________________________________________________________________________________

Independent Trustees (continued)
____________________________________________________________________________________________________________________________________

 Thomas F. Madison         Director              Since                 President and Chief             83             Director -
2005 Market Street                              May 1997               Executive Officer -                          Banner Health
 Philadelphia, PA                                                      MLM Partners, Inc.
      19103                                                        (Small Business Investing                          Director -
                                                                         and Consulting)                          CenterPoint Energy
February 25, 1936                                                    (January 1993-Present)
                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                 Digital River, Inc.

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                        Rimage
                                                                                                                     Corporation

                                                                                                                  Director - Valmont
                                                                                                                   Industries, Inc.
____________________________________________________________________________________________________________________________________

 Janet L. Yeomans          Director              Since                    Vice President               83                None
2005 Market Street                             April 1999             (January 2003-Present)
 Philadelphia, PA                                                         and Treasurer
      19103                                                           (January 2006-Present)
                                                                          3M Corporation
  July 31, 1948

                                                                       Ms. Yeomans has held
                                                                   various management positions
                                                                   at 3M Corporation since 1983.
____________________________________________________________________________________________________________________________________

 J. Richard Zecher         Director              Since                        Founder -                83         Director and Audit
2005 Market Street                             March 2005               Investor Analytics                        Committee Member -
 Philadelphia, PA                                                        (Risk Management)                        Investor Analytics
      19103                                                             (May 1999-Present)
                                                                                                                  Director and Audit
  July 3, 1940                                                                Founder -                           Committee Member -
                                                                      Sutton Asset Management                        Oxigene, Inc.
                                                                           (Hedge Fund)
                                                                      (September 1998-Present)
____________________________________________________________________________________________________________________________________

Officers
____________________________________________________________________________________________________________________________________

  David F. Connor       Vice President,    Vice President since    David F. Connor has served as       83                None (3)
2005 Market Street      Deputy General      September 21, 2000       Vice President and Deputy
 Philadelphia, PA   Counsel, and Secretary     and Secretary             General Counsel of
      19103                                       since                 Delaware Investments
                                              October 2005                   since 2000.
 December 2, 1963
____________________________________________________________________________________________________________________________________

 David P. O'Connor       Senior Vice     Senior Vice President,  David P. O'Connor has served in      83                None (3)
2005 Market Street        President,       General Counsel, and     various executive and legal
 Philadelphia, PA      General Counsel,    Chief Legal Officer     capacities at different times
      19103                and Chief              since               at Delaware Investments.
                         Legal Officer        October 2005
February 21, 1966
____________________________________________________________________________________________________________________________________

 John J. O'Connor    Senior Vice President      Treasurer          John J. O'Connor has served in      83                None (3)
2005 Market Street       and Treasurer            since             various executive capacities
 Philadelphia, PA                             February 2005             at different times at
      19103                                                            Delaware Investments.

  June 16, 1957
____________________________________________________________________________________________________________________________________

  Richard Salus             Senior           Chief Financial        Richard Salus has served in        83                None (3)
2005 Market Street      Vice President       Officer since          various executive capacities
 Philadelphia, PA            and            November 1, 2006           at different times at
      19103             Chief Financial                                Delaware Investments.
                           Officer
October 4, 1963
____________________________________________________________________________________________________________________________________

(1) Patrick P. Coyne is considered to be an "Interested Director" because he is an executive officer of the Fund's investment advisor.

(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's investment advisor and its administrator.

(3) David F. Connor, David P. O'Connor, John J. O'Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor as the registrant. John J. O'Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.

About the organization


This annual report is for the information of Delaware Investments Dividend and Income Fund, Inc. shareholders. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its Common Stock on the open market at market prices.


Board of Directors


Patrick P. Coyne

Chairman, President, and
Chief Executive Officer
Delaware Investments(R) Family of Funds
Philadelphia, PA

Thomas L. Bennett

Private Investor
Rosemont, PA

John A. Fry

President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr

Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth

Former Chief Investment Officer
Assurant Inc.
Philadelphia, PA

Ann R. Leven

Consultant
ARL Associates
New York, NY

Thomas F. Madison

President and Chief Executive Officer
MLM Partners Inc.
Minneapolis, MN

Janet L. Yeomans

Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher

Founder
Investor Analytics
Scottsdale, AZ


Affiliated Officers


David F. Connor

Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

David P. O'Connor

Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

John J. O'Connor

Senior Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus

Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.


Contact Information


Investment Manager

Delaware Management Company
a Series of Delaware Management
Business Trust
Philadelphia, PA

Principal Office of the Fund

2005 Market Street
Philadelphia, PA 19103-7057

Independent Registered Public
Accounting Firm

Ernst & Young LLP
2001 Market Street
Philadelphia, PA 19103

Registrar and Stock Transfer
Agent

Mellon Investor Services
480 Washington Blvd.
Jersey City, NJ 07310
800 851-9677

For Securities Dealers
and Financial Institutions
Representatives

800 362-7500

Web Site

www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Your Reinvestment Options

Delaware Investments Dividend and Income Fund, Inc. offers an automatic dividend reinvestment program. If you would like to reinvest dividends, and shares are registered in your name, contact Mellon Investor Services, LLC at 800 851-9677. You will be asked to put your request in writing. If you have shares registered in "street" name, contact the broker/dealer holding the shares or your financial advisor.

     [DELAWARE INVESTMENTS LOGO]     [THE NEW YORK STOCK EXCHANGE LOGO]











(1215)                                                        Printed in the USA
AR-DDF [11/06] CGI 1/07                                     MF-06-12-017 PO11495

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

     Thomas L. Bennett (1)
     Thomas F. Madison
     Janet L. Yeomans (1)
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.
         __________

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $13,700 for the fiscal year ended November 30, 2006.


____________________
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $14,800 for the fiscal year ended November 30, 2005.

     (b) Audit-related fees.
         __________________

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $6,868 for the fiscal year ended November 30, 2006. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of agreed upon procedures report with respect to the Fund's commercial paper program as required by the applicable rating agencies.

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $15,000 for the registrant's fiscal year ended November 30, 2006. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of agreed upon procedures report to the registrant's Board in connection with the pass-through of internal legal cost relating to the operations of the registrant.

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $5,905 for the fiscal year ended November 30, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of agreed upon procedures report with respect to the Fund's commercial paper program as required by the applicable rating agencies.

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $16,350 for the registrant's fiscal year ended November 30, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of agreed upon procedures reports to the registrant's Board in connection with the annual fund accounting service agent contract renewal and the pass-through of internal legal cost relating to the operations of the registrant.

     (c) Tax fees.
         ________

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $2,500 for the fiscal year ended November 30, 2006. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended November 30, 2006.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $2,800 for the fiscal year ended November 30, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended November 30, 2005.

     (d) All other fees.
         ______________

         The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended November 30, 2006.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended November 30, 2006.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended November 30, 2005.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended November 30, 2005.

     (e) The registrant's Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the "Pre-Approval Policy") with respect to services provided by the registrant's independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.


______________________________________________________________________________________________________________________

Service                                                                                      Range of Fees
______________________________________________________________________________________________________________________

Audit Services
______________________________________________________________________________________________________________________

Statutory audits or financial audits for new Funds                                 up to $25,000 per Fund
______________________________________________________________________________________________________________________

Services associated with SEC registration statements (e.g., Form N-1A, Form
N-14, etc.), periodic reports and other documents filed with the SEC or other
documents issued in connection with securities offerings (e.g., comfort letters    up to $10,000 per Fund
for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters
______________________________________________________________________________________________________________________

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or
proposed rules, standards or interpretations by the SEC, FASB, or other            up to $25,000 in the aggregate
regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered "audit-related services" rather than "audit services")
______________________________________________________________________________________________________________________

Audit-Related Services
______________________________________________________________________________________________________________________

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or
proposed rules, standards or interpretations by the SEC, FASB, or other            up to $25,000 in the aggregate
regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered "audit services" rather than "audit-related services")
______________________________________________________________________________________________________________________

Tax Services
______________________________________________________________________________________________________________________

U.S. federal, state and local and international tax planning and advice (e.g.,
consulting on statutory, regulatory or administrative developments, evaluation     up to $25,000 in the aggregate
of Funds' tax compliance function, etc.)
______________________________________________________________________________________________________________________

U.S. federal, state and local tax compliance (e.g., excise distribution reviews,   up to $5,000 per Fund
etc.)
______________________________________________________________________________________________________________________

Review of federal, state, local and international income, franchise and other      up to $5,000 per Fund
tax returns
______________________________________________________________________________________________________________________


     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant's investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the "Control Affiliates") up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.


______________________________________________________________________________________________________________________

Service                                                                                      Range of Fees
______________________________________________________________________________________________________________________

Non-Audit Services
______________________________________________________________________________________________________________________

Services associated with periodic reports and other documents filed with the SEC   up to $10,000 in the aggregate
and assistance in responding to SEC comment letters

______________________________________________________________________________________________________________________

     The Pre-Approval Policy requires the registrant's independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant's independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $263,188 and $213,940 for the registrant's fiscal years ended November 30, 2006 and November 30, 2005, respectively.

     (h) In connection with its selection of the independent auditors, the registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the registrant's investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5. Audit Committee of Listed Registrants

     The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant's Audit Committee are Thomas L. Bennett, Thomas F. Madison, Janet L. Yeomans and J. Richard Zecher.

Item 6. Schedule of Investments

     Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     The registrant has formally delegated to its investment adviser (the "Adviser") the ability to make all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Adviser has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Adviser's proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

     In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the registrant, ISS will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the registrant's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

     The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Adviser will also vote against management's recommendation when it believes that such position is not in the best interests of the registrant.

         As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company's operations and products.

     Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the registrant are voted by ISS in accordance with the Procedures. Because almost all registrant proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

_____________________________________________________________________________________________________________

                             DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.
                                              PORTFOLIO MANAGERS
_____________________________________________________________________________________________________________


          Other Accounts Managed

     The following chart lists certain information about types of other accounts for which the portfolio managers are primarily responsible as of November 30, 2006.

_____________________________________________________________________________________________________________

                                                                                               Total Assets
                                                                                             in Accounts with
                                                                  No. of Accounts with         Performance-
                               No. of         Total Assets         Performance-Based              Based
                                              ____________                     _____

                              Accounts       in Accounts Fee             Fees                      Fee
                              ________       _______________             ____                      ____
_____________________________________________________________________________________________________________

Damon J. Andres
_____________________________________________________________________________________________________________

Registered Investment             6           $2.5 billion                0                      $0
Companies
_____________________________________________________________________________________________________________

Other pooled Investment           0                $0                     0                      $0
Vehicles
_____________________________________________________________________________________________________________

Other Accounts                    5          $109.6 million               0                      $0
_____________________________________________________________________________________________________________

Jordan L. Irving
_____________________________________________________________________________________________________________

Registered Investment            10           $4.0 billion                0                      $0
Companies
_____________________________________________________________________________________________________________

Other pooled Investment           0                $0                     0                      $0
Vehicles
_____________________________________________________________________________________________________________

Other Accounts                   32           $3.6 billion                1                $796.0 million
_____________________________________________________________________________________________________________

Nikhil G. Lalvani
_____________________________________________________________________________________________________________

Registered Investment            10           $4.0 billion                0                      $0
Companies
_____________________________________________________________________________________________________________

Other pooled Investment           0                $0                     0                      $0
Vehicles
_____________________________________________________________________________________________________________

Other Accounts                   28           $3.6 billion                1                $796.0 million
_____________________________________________________________________________________________________________

Anthony A. Lombardi
_____________________________________________________________________________________________________________

Registered Investment            10           $4.0 billion                0                      $0
Companies
_____________________________________________________________________________________________________________

Other pooled Investment           0                $0                     0                      $0
Vehicles
_____________________________________________________________________________________________________________

Other Accounts                   34           $3.6 billion                1                $796.0 million
_____________________________________________________________________________________________________________

Ty Nutt
_____________________________________________________________________________________________________________

Registered Investment            10           $4.0 billion                0                      $0
Companies
_____________________________________________________________________________________________________________

Other pooled Investment           0                $0                     0                      $0
Vehicles
_____________________________________________________________________________________________________________

Other Accounts                   34           $3.6 billion                1                $796.0 million
_____________________________________________________________________________________________________________

Timothy L. Rabe
_____________________________________________________________________________________________________________

Registered Investment            12           $4.7 billion                0                      $0
Companies
_____________________________________________________________________________________________________________

Other pooled Investment           0                $0                     0                      $0
Vehicles
_____________________________________________________________________________________________________________

Other Accounts                   16           $1.0 billion                0                      $0
_____________________________________________________________________________________________________________

Robert A. Vogel, Jr.
_____________________________________________________________________________________________________________

Registered Investment            10           $4.0 billion                0                      $0
Companies
_____________________________________________________________________________________________________________

Other pooled Investment           0                $0                     0                      $0
Vehicles
_____________________________________________________________________________________________________________

Other Accounts                   36           $3.6 billion                1                $796.0 million
_____________________________________________________________________________________________________________

Nashira S. Wynn
_____________________________________________________________________________________________________________

Registered Investment            10           $4.0 billion                0                      $0
Companies
_____________________________________________________________________________________________________________

Other pooled Investment           0                $0                     0                      $0
Vehicles
_____________________________________________________________________________________________________________

Other Accounts                   27           $3.6 billion                1                $796.0 million
_____________________________________________________________________________________________________________

Babak Zenouzi
_____________________________________________________________________________________________________________

Registered Investment             6           $2.5 billion                0                      $0
Companies
_____________________________________________________________________________________________________________

Other pooled Investment           0                $0                     0                      $0
Vehicles
_____________________________________________________________________________________________________________

Other Accounts                    5          $110.6 million               0                      $0
_____________________________________________________________________________________________________________

Description of Material Conflicts of Interest

     Individual portfolio managers may perform investment management services for other accounts similar to those provided to the Funds and the investment action for each account and Fund may differ. For example, an account or Fund may be selling a security, while another account or Fund may be purchasing or holding the same security. As a result, transactions executed for one account may adversely affect the value of securities held by another account. Additionally, the management of multiple accounts and Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts and Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or Fund. The investment opportunity may be limited, however, so that all accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple accounts.

     A portfolio manager's management of personal accounts also may present certain conflicts of interest. While the Manager's Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure

     Each portfolio manager's compensation consists of the following:

     Base Salary. Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

     Bonus. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative and qualitative factors. The amount of the pool for bonus payments is first determined by mathematical equation based on assets, management fees and expenses, including fund waiver expenses, for registered investment companies, pooled vehicles, and managed separate accounts. Generally, approximately 80% of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund's Lipper peer group percentile ranking on a one-year and three-year basis. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking in consultant databases. There is no objective award for a fund that falls below the 50th percentile for a given time period. There is a sliding scale for investment companies that are ranked above the 50th percentile. The managed separate accounts are compared to Callan and other databases. The remaining 20% portion of the bonus is discretionary as determined by Delaware and takes into account subjective factors.

     Deferred Compensation. Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

     Stock Option Incentive Plan/Equity Compensation Plan: Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan (non-statutory or "non-qualified" stock options). In addition, certain managers may be awarded restricted stock units, or "performance shares", in Lincoln. Delaware Investments U.S., Inc., is an indirect subsidiary of DMH and, therefore, of Lincoln.

     The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain investment personnel of the Manager with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Options are awarded from time to time by the investment manager in its full discretion. Option awards may be based in part on seniority.

     Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln's Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than or less than the amount of the award based on Lincoln's achievement of certain performance goals relative to a pre-determined peer group.

     Other Compensation: Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities

     As of November 30, 2006, the Funds' portfolio managers owned the following amounts of Fund shares:


                                                            Dollar Range Of Fund
                    Portfolio Manager                         Shares Owned (1)
                    _________________                         _______________
                    Damon J. Andres                                none
                    Jordan L. Irving                               none
                    Nikhil G. Lalvani                              none
                    Anthony A. Lombardi                            none
                    Ty Nutt                                        none
                    Timothy L. Rabe                                none
                    Robert A. Vogel, Jr.                           none
                    Nashira S. Wynn                                none
                    Babak Zenouzi                                  none

     (1) Includes Fund shares beneficially owned by portfolio manager and immediate family members sharing the same household.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     (a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     (b) Management has made changes that have materially affected, or are reasonably likely to materially affect, registrant's internal controls over financial reporting. To seek to increase the controls' effectiveness, these changes provide for enhanced review of contracts relating to complex transactions and the applicability of generally accepted accounting principles to such transactions, including enhanced consultation with registrant's independent public accountants in connection with such reviews.

     Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate. Item 12. Exhibits

(a) (1) Code of Ethics

        Not applicable.

    (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

    (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

        Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.


Name of Registrant:


PATRICK P. COYNE
_________________________________

By:      Patrick P. Coyne
Title:   Chief Executive Officer
Date:    February 6, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


PATRICK P. COYNE
_________________________________

By:      Patrick P. Coyne
Title:   Chief Executive Officer
Date:    February 6, 2007


RICHARD SALUS
_________________________________

By:      Richard Salus
Title:   Chief Financial Officer
Date:    February 6, 2007